SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(A) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  [ x ]
Filed by a Party Other Than the Registrant  [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14A-12

                        BANKUNITED FINANCIAL CORPORATION
       (Name of Registrant as Specified in Its Articles of Incorporation)

                             Marsha D. Bilzin, Esq.
                             Stuzin and Camner, P.A.
                                550 Biltmore Way
                                    Suite 700
                           Coral Gables, Florida 33134
                   ------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)    Title of each class of securities to which transaction applies:______
     2)    Aggregate number of securities to which transaction applies:_________
     3) Per unit price or other underlying value of transaction computer pursuant to Exchange Act Rule 0-11:__________________________________
     4)    Proposed maximum aggregate value of transaction:_____________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)    Amount Previously Paid:______________________________________________
     2)    Form, Schedule or Registration Statement No.:________________________
     3)    Filing Party:________________________________________________________
     4)    Date Filed:__________________________________________________________

                        BANKUNITED FINANCIAL CORPORATION


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        FOR WEDNESDAY, FEBRUARY 26, 1997

         NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of BankUnited Financial Corporation (the "Company") will be held at the Omni Colonnade Hotel, 180 Aragon Avenue, Coral Gables, Florida, on Wednesday, February 26, 1997 at 11:00 a.m., for the following purposes:

                  (1) To elect five Class I directors to serve until 2000, one Class II director to serve until 1998 and three Class III directors to serve until 1999;

                  (2) To consider and vote upon approval of the Company's 1996 Incentive Compensation and Stock Award Plan;

                  (3) To approve amendments to the Company's Articles of Incorporation pertaining to the Company's 8% Noncumulative Convertible Preferred Stock, Series 1993, (the "8% Preferred Stock"), and the Company's 9% Noncumulative Perpetual Preferred Stock, (the "9% Preferred Stock") which prohibit the Company from purchasing or otherwise acquiring shares of the 8% Preferred Stock or shares of the 9% Preferred Stock; and

                  (4) To transact such other business as may properly come before the Annual Meeting and any postponements or adjournments thereof.

         Pursuant to the Bylaws, the Board of Directors has fixed the close of business on January 17, 1997 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting.

                                By Order of the Board of Directors

                                MARC D. JACOBSON
                                Secretary

Coral Gables, Florida
January 24, 1997

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES.

                        BANKUNITED FINANCIAL CORPORATION

                               255 ALHAMBRA CIRCLE
                           CORAL GABLES, FLORIDA 33134
                            TELEPHONE: (305) 569-2000


                                 PROXY STATEMENT
            FOR THE FEBRUARY 26, 1997 ANNUAL MEETING OF STOCKHOLDERS

                                  INTRODUCTION

         This Proxy Statement is furnished to stockholders of BankUnited Financial Corporation (the "Company") in connection with the solicitation by the Company's Board of Directors (the "Board" or "Board of Directors") of proxies for the Annual Meeting of Stockholders (the "Annual Meeting") to be held on February 26, 1997, and at any postponements or adjournments thereof. At the Annual Meeting, the stockholders of the Company will consider the matters described herein. The approximate date of mailing this Proxy Statement and the accompanying proxy card to the Company's stockholders is January 24, 1997.

                       VOTING AND SOLICITATION OF PROXIES

USE OF PROXIES AT THE ANNUAL MEETING

         Proxies in the accompanying form, if properly executed, received by the Company prior to the Annual Meeting and not revoked prior to the use thereof, will be voted at the Annual Meeting as instructed thereon. Executed proxies with no instructions indicated thereon will be voted (i) FOR the election of nine directors, as set forth below under "Election of Directors," (ii) FOR the approval of the 1996 Incentive Compensation and Stock Award Plan (the "1996 Plan"), and (iii) FOR the Amendments to Appendix F and Appendix G to Article VI of the Company's Articles of Incorporation, the Statements of Designation pertaining to, respectively, the Company's 8% Noncumulative Convertible Preferred Stock, Series 1993, $.01 par value per share (the "8% Preferred Stock"), and the Company's 9% Noncumulative Perpetual Preferred Stock, $.01 par value per share (the "9% Preferred Stock"), to delete Section 2(g) of each of such Appendix, which Section 2(g) prohibits the Company from purchasing or otherwise acquiring shares of the 8% Preferred Stock or shares of the 9% Preferred Stock. The Board of Directors knows of no matters that are to be presented for consideration at the Annual Meeting other than those described in this Proxy Statement, but if other matters are properly presented, it is the intention of the persons designated as proxies on the enclosed proxy card to vote as proxies with respect to such matters in accordance with their judgment.

REVOCATION OF PROXIES

         A proxy may be revoked at any time prior to the use of such proxy in voting. Any stockholder may revoke a proxy delivered pursuant to this solicitation by delivery of written notice to the Secretary of the Company, by submission of a later-dated proxy card, or by voting in person at the Annual Meeting.

RECORD DATE; STOCKHOLDERS ENTITLED TO VOTE AT ANNUAL MEETING

         Holders of the Series I Class A Common Stock (the "Class A Common"), the Class B Common Stock (the "Class B Common"), and the Noncumulative Convertible Preferred Stock, Series B (the "Series B Preferred Stock"), of record at the close of business on January 17, 1997 (the "Record Date"), will be entitled to notice of and to vote together on each proposal submitted to the stockholders at the Annual Meeting and any postponements or adjournments thereof.

         Each share of Class A Common is entitled to one-tenth of one vote, each share of Class B Common is entitled to one vote and each share of Series B Preferred Stock is entitled to two and one-half votes. Holders of the

8% Preferred Stock and the 9% Preferred Stock are entitled to vote together as a class on Proposal Three only. As of the Record Date, 7,637,404 shares of Class A Common, 275,938 shares of Class B Common, and 183,813 shares of Series B Preferred were outstanding. As of the Record Date, there were also outstanding 363,636 shares of Noncumulative Convertible Preferred Stock, Series C, 222,223 shares of Noncumulative Convertible Preferred Stock, Series C-II, 774,870 shares of 8% Noncumulative Convertible Preferred Stock, Series 1993, 1,150,000 shares of 9% Noncumulative Perpetual Preferred Stock, and 914,318 shares of the 8% Noncumulative Convertible Preferred Stock, Series 1996.

QUORUM; ADJOURNMENT; VOTE REQUIRED FOR APPROVAL

         Holders of the Class A Common, Class B Common, and the Series B Preferred Stock are entitled to vote together on each of the proposals being submitted to the stockholders at the Annual Meeting for a vote, with each share of Class A Common entitled to one-tenth vote; each share of Class B Common entitled to one vote; and each share of Series B Preferred Stock entitled to two and one-half votes. Holders of the 8% Preferred Stock and the 9% Preferred Stock are entitled to vote together as a class on Proposal Three. The presence, in person or by proxy of shares as of the Record Date representing at least a majority of the votes entitled to be cast as to a proposal is necessary to constitute a quorum at the Annual Meeting for action on such proposal. Holders of shares of Class A Common, Class B Common, and Series B Preferred Stock, representing a majority of the votes entitled to be cast constitute a quorum at the Annual Meeting for action on all the proposals. Holders of shares of 8% Preferred Stock and 9% Preferred Stock, present in person or by proxy, representing a majority of the votes entitled to be cast by them as a class on Proposal Three, constitute a quorum for such class vote.

         Abstentions and broker non-votes are included in the calculation of the number of votes represented at the Annual Meeting for purposes of determining whether a quorum has been achieved. In the event there are not sufficient votes for a quorum, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

         An automated system administered by the Company's transfer agent will tabulate the votes for the Annual Meeting. Under applicable Florida law, the directors nominated for election to the Board, as described under the caption "Election of Directors," must each be elected by the affirmative vote of a plurality of the votes entitled to be cast at the Annual Meeting. Votes withheld for one or more nominees for director or broker non-votes will not be considered affirmative votes for this purpose. Approval of Proposal Two requires the affirmative vote of holders of a majority of the total votes cast in person or by proxy and entitled to vote on the proposal. Adoption of the proposal to amend the Articles of Incorporation pertaining to the amendment of the Statements of Designation for the Company's 8% Preferred Stock and 9% Preferred Stock requires the affirmative vote of holders of a majority of the total votes cast by the holders of the Class A Common, the Class B Common and the Series B Preferred Stock voting together as a class and a majority of the total votes cast by the holders of the 8% Preferred Stock and the 9% Preferred Stock voting together as a class, in person or by proxy and entitled to vote on Proposal Three.

SOLICITATION

         The Company will bear the cost of solicitation of proxies. In addition to the use of the U.S. mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone, facsimile or telegram. Such persons will receive no additional compensation. Shareholder Communications Corporation has been retained by the Company to assist in the solicitation of proxies for Proposal Three and will be compensated in the estimated amount of $3,500 plus reasonable out-of-pocket expenses. The Company will reimburse custodians, brokerage houses, nominees and other fiduciaries for their reasonable expenses in sending the proxy materials to their principals.

         A copy of the Company's Annual Report, including consolidated financial statements for the fiscal year ended September 30, 1996, has been mailed to stockholders with this Proxy Statement.

                              ELECTION OF DIRECTORS

         The Board of Directors consists of 16 members divided into three classes, whose three-year terms of office expire in annual succession. At this Annual Meeting, five directors have been nominated to serve in Class I, with a term ending in 2000, one director has been nominated to serve in Class II, with a term ending in 1998, and three directors have been nominated to serve in Class
III, with terms ending in 1999. It is intended that the shares shown on the enclosed proxy card, if the proxy card is returned properly executed, will be voted for the election of all of the nominees proposed by the Board of Directors whose names appear below, unless the proxy card is marked to indicate that such authorization is expressly withheld. Each of the nominees for director has consented to being named as a nominee in this Proxy Statement and to serve if elected. If any nominee, however, becomes unavailable for any reason or if a vacancy occurs before the election (which event is not now anticipated), at the discretion of the proxies the shares as to which a proxy is granted will be voted for such substitute nominee or nominees as may be nominated by the Board.

         Described below is information with respect to each nominee for director. Two of the nominees are currently directors of the Company who have been elected by the stockholders at previous annual meetings. Three of the nominees were appointed by the Board during 1996 and are serving their first term as Board members. Four of the nominees were previously directors of Suncoast Savings and Loan Association, FSA ("Suncoast") and were appointed to the Board pursuant to the Agreement and Plan of Merger dated July 15, 1996, as amended, (the "Merger Agreement") between the Company and Suncoast. The Company completed the purchase of Suncoast on November 15, 1996.

         The table describes the periods each director has served as a director of the Company or of BankUnited, FSB ("BankUnited"). The table also describes each nominee's or director's positions and offices, if any, with the Company and BankUnited, and his or her principal occupation or employment for the past five years.

NOMINEES



             NAME, AGE, PRINCIPAL OCCUPATION,                                      DIRECTOR
        DIRECTORSHIPS AND BUSINESS EXPERIENCE                                       SINCE
        -------------------------------------                                      --------
         The persons nominated as Class I Directors are:

MARC D. JACOBSON:  Age 54                                                           1984
     Director and Secretary of the Company (1993 to present); Director (1984 to present) and Secretary (1985 to present) of BankUnited; Vice President of
     Head-Beckham Insurance Agency, Inc. (1990 to present).



ANNE W. SOLLOWAY (1):  Age 80                                                       1985
     Director of the Company (1993 to present) and BankUnited (1985 to present);
     Private investor in Miami, Florida.


NEIL MESSINGER, M.D.:  Age 58                                                       1996
     Director of the Company and BankUnited (1996 to present); radiologist;
     President (1986 to present), Radiological Associates, P.A.; Chairman (1986 to present) of Imaging Services of Baptist Hospital.



                         (Table continued on next page.)




             NAME, AGE, PRINCIPAL OCCUPATION,                                      DIRECTOR
        DIRECTORSHIPS AND BUSINESS EXPERIENCE                                       SINCE
        -------------------------------------                                      --------
MARC LIPSITZ:  Age 55                                                              1996
     Director of the Company (1996 to present); Managing Director (1996 to present) of Stuzin and Camner, P.A.; General Counsel of Jefferson National
     Bank (1993-1996); Partner, Stroock Stroock & Lavan, attorneys at law
     (1991-1993).



ALBERT J. FINCH:  Age 59                                                           1996
     Director and Vice Chairman of the Company and BankUnited (November 1996 to
     present); President and sole owner of Finch Financial, Inc., a consulting firm (November 1996 to present); Director, Chairman of the Board and Chief
     Executive Officer of Suncoast (1985 to November 1996); Chief Operating
     Officer and President of Suncoast (1992 to November 1996).



     The person nominated as a Class II director is:

ELIA J. GIUSTI:  Age 62                                                            1996
     Director of the Company and BankUnited (November 1996 to present); Director of Suncoast (1990 to 1996); President and principal owner of Lee Giusti
     Realty, Inc. a real estate and mortgage brokerage firm (1982 to present).



     The persons nominated as Class III directors are:

BRUCE FRIESNER:  Age 53                                                            1996
     Director of the Company and BankUnited (1996 to present); Director of Loan
     America Financial Corporation, a national mortgage banking company,
     (1990-1994); Partner of F&G Associates, a commercial real estate development company (1972 to present).



IRVING P. COHEN:  Age 55                                                          1996
     Director of the Company and BankUnited (November 1996 to present); Director of Suncoast (1988 to 1996); Partner, Thompson Hine & Flory, attorneys at law (1995 to present); Partner, Semmes Bowen & Semmes, attorneys at law
     (1990 to 1995).



NORMAN E. MAINS:  Age 53
     Director of the Company and BankUnited (November 1996 to present); Director of Suncoast (1985 to 1996); Chief Economist and Director of Research for the Chicago Mercantile Exchange (1994 to present); President and Chief
     Operating Officer of Rodman & Renshaw Capital Group, Inc., a securities broker/dealer firm (1991 to 1994).



                         (Table continued on next page.)

                                                                                                    TERM AS
            NAME, AGE, PRINCIPAL OCCUPATION,                                       DIRECTOR        DIRECTOR
        DIRECTORSHIPS AND BUSINESS EXPERIENCE                                       SINCE           EXPIRES
        -------------------------------------                                      --------        --------
INFORMATION ABOUT THE CONTINUING MEMBERS OF THE BOARD OF DIRECTORS

         The directors who are not currently standing for election are:

CURRENT CLASS II DIRECTORS:

LAWRENCE H. BLUM:  Age 53                                                           1984                1998
     Director and Vice Chairman of the Board of the Company (1993 to present)
     and BankUnited (1984 to present); Managing Director (1992 to present) and partner (1974 to present) of Rachlin, Cohen & Holtz, certified public accountants.

ALFRED R. CAMNER (1):  Age 52                                                       1984                1998
     Director, Chairman of the Board, Chief Executive Officer and President of
     the Company (1993 to present); Director, Chairman of the Board and Chief
     Executive Officer (1984 to present) and President (1984 to 1993, November
     1994 to present) of BankUnited; Senior Managing Director of Stuzin and
     Camner, Professional Association, attorneys-at-law (1973 to present);
     Director and member of the Executive Committee of the Board of Directors of
     Loan America Financial Corporation, a national mortgage banking company
     (1985 to 1994); Director of CSW Associates, Inc., an asset management firm
     (1990 to 1995).


JAMES A. DOUGHERTY:  Age 46                                                         1995                1998
     Director (December 1995 to present) and Executive Vice President (1994 to present) of the Company; Director, Executive Vice President and Chief
     Operating Officer of BankUnited (1994 to present); Executive Vice President of Retail Banking, Intercontinental Bank (1989 to 1994).





PATRICIA L. FROST:  Age 58                                                          1990
     Director of the Company (1993 to present) and BankUnited (1990 to present);
     Private investor in Miami, Florida (1993 to present); Principal, West
     Laboratory School, Coral Gables, Florida (1970 to 1993).

CURRENT CLASS III DIRECTORS:

ALLEN M. BERNKRANT:  Age 65                                                         1985                1999
     Director of the Company (1993 to present) and BankUnited (1985 to present);
     Private investor in Miami, Florida (1990 to present).




                         (Table continued on next page.)



                                                                                                    TERM AS
            NAME, AGE, PRINCIPAL OCCUPATION,                                       DIRECTOR        DIRECTOR
        DIRECTORSHIPS AND BUSINESS EXPERIENCE                                       SINCE           EXPIRES
        -------------------------------------                                      --------        --------
EARLINE G. FORD:  Age 53                                                             1984           1999
     Director, Executive Vice President and Treasurer of the Company (1993 to
     present); Director (1984 to present), Executive Vice President (1990 to present), Senior Vice President--Administration (1988 to 1990), Treasurer
     (1984 to present) and Vice President--Administration (1984 to 1988) of
     BankUnited; Legal Administrator of Stuzin and Camner, Professional
     Association, attorneys-at-law (1973 to 1996); Vice Chairman of CSW
     Associates, Inc., an asset management firm (1990 to 1995).

CHRISTINA CUERVO MIGOYA:  Age 31                                                     1995           1999
     Director of the Company and BankUnited (December 1995 to present);
     Executive Vice President, the Beacon Council (1996 to present); Assistant
     City Manager and Chief of Staff of the City of Miami (1992 to 1996);
     Assistant Vice President of United National Bank (1992); Assistant Vice
     President, First Union National Bank (formerly, Southeast Bank) (1986 to
     1992).

-----------------

(1)      Anne W. Solloway is Alfred R. Camner's mother.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         Alfred R. Camner, Earline G. Ford and James A. Dougherty act as the Executive Committee of the Company's Board and as the Executive Committee of BankUnited's Board. Each Executive Committee is authorized to exercise the powers of the Board of Directors between regular meetings of the Board, including the power to formulate plans, policies and programs for the management, operation and development of the Company and BankUnited. Beginning in fiscal 1997 the Executive Committee will also select nominees for election as directors. During the 1996 fiscal year, the Company's Executive Committee met as required and BankUnited's Executive Committee met approximately twice a week.

         Three non-management members of the Board, Marc D. Jacobson, Allen M. Bernkrant and Neil Messinger, serve as members of the Compensation Committee of the Company and BankUnited. Dr. Messinger was appointed to serve as a member of the Compensation Committee in November 1996 and therefore was not a committee member during fiscal 1996. During fiscal 1996, the Compensation Committee was responsible for recommending to the Board the salaries and cash and stock bonuses for the four most senior officers (Alfred R. Camner, Chairman of the Board, Chief Executive Officer and President; James A. Dougherty, Executive Vice President and Chief Operating Officer; Earline G. Ford, Executive Vice President and Treasurer; and Lawrence H. Blum, Vice Chairman of the Board) and met 4 times during fiscal year 1996. Mr. Bernkrant and Mr. Jacobson also currently constitute the Board's Audit Committee. The Audit Committee reviews the financial condition, operations and records of the Company and BankUnited, reviews with management and the independent auditors the systems of internal control, and monitors the Company's and BankUnited's adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee had 5 formal meetings in fiscal year 1996 and conferred on a regular basis to review internal audit reports.

         The Company's Board of Directors held 4 meetings and BankUnited's Board of Directors held 12 meetings during fiscal year 1996. Each current director attended at least 75% of the aggregate of all such meetings, during the period in which each individual was a member of the Boards, and all meetings of the committees on which he or she served.

COMPENSATION OF DIRECTORS


         For service on the Company's Board of Directors during the 1996 fiscal year, the directors of the Company each received a fee per meeting that consisted of shares of Class A Common with a current market value of $100 and options to acquire shares of Class A Common with a current market value of $250. In addition, for service on BankUnited's Board of Directors, the directors received a fee per meeting consisting of $500 in cash, shares of Class A Common with a current market value of $400 and options to acquire shares of Class A Common with a current market value of $600. However, if any director of BankUnited missed more than two meetings of the Board of Directors, he or she received directors' fees only for those meetings he or she actually attended thereafter.

         Non-employee directors who are members of a Board committee or of BankUnited's Community Reinvestment Act Committee received an additional fee per meeting of the applicable committee (paid in cash, stock options and shares of stock as indicated above) for service on those committees. Committee members who are also employees did not receive additional compensation for their service on such committees.

         Beginning on November 14, 1996, the Compensation Committee and the Board voted to change that portion of the fee which is paid in the form of an option award. That portion of the fee will consist of a grant of options to acquire 125 shares of Class A Common for each Board and committee meeting of BankUnited and options to acquire 30 shares of Class A Common for each Board and committee meeting of the Company. The portion of director and committee fees paid in cash and stock will remain the same.

         Pursuant to the Merger Agreement between the Company and Suncoast, the Company entered into a consulting agreement with Albert J. Finch, the former Chief Executive Officer and President of Suncoast. The terms of such consulting agreement include payment of a monthly consulting fee at the rate of $100,000 per year for a three-year period for consulting services of up to 600 hours per year. In addition, during the term of his consulting agreement the Company will provide Mr. Finch with several benefits which he had received as an officer of Suncoast. The Company has the right to terminate the consulting agreement for cause.


                             EXECUTIVE COMPENSATION

ANNUAL COMPENSATION

         The following table sets forth information regarding the total compensation awarded to, earned by or paid to the Chief Executive Officer and four additional officers of the Company and BankUnited whose total annual salary and bonus exceeded $100,000 (the "named executive officers"). There were no other executive officers at the fiscal year ended September 30, 1996 whose total annual salary and bonus for the fiscal year exceeded $100,000 for services rendered to the Company and BankUnited.


                           SUMMARY COMPENSATION TABLE

                                                                                        Long Term
                                                                                      Compensation
                                             Annual Compensation                          Awards
                                             -------------------                      ------------
                                                                                       Securities
    Name and Principal                                                Other Annual     Underlying              All Other
        Position              Year      Salary($)     Bonus($)       Compensation($)  Options/SARs(#)(A)     Compensation ($)
----------------------        ----      ---------     --------       ---------------  ------------------     ----------------
ALFRED R. CAMNER              1996       $ 175,092(B) $ 54,039(D)    (J)              65,986                  $8,361(K)
  Chairman of the Board,
  Chief Executive Officer     1995       $ 153,750(C) $ 48,749(D)    (J)              96,177                  $8,942(K)
  and President of the
  Company and BankUnited      1994       $ 122,500    $ 91,040(D)    (J)              43,369                  $8,942(K)

JAMES A. DOUGHERTY
  Executive Vice President    1996       $ 126,067(E) $ 12,200(E)    (J)              13,451                    --
  of the Company;
  Executive Vice President    1995       $ 118,794    $  6,050       (J)              14,907                    --
  and Chief Operating
  Officer of BankUnited       1994            --          --          --                 --                     --

EARLINE G. FORD
  Executive Vice President    1996       $ 94,047(F)  $  23,350(G)   (J)             13,486                     --
  and Treasurer of
  BankUnited and the          1995       $ 77,250(L)  $  15,850(G)   (J)             82,177                     --
  Company
                              1994       $ 67,750(M)  $  13,000(G)   (J)             36,402                     --

CHARLES A. ARNETT
  Executive Vice President    1996       $112,250     $   3,300(H)   (J)                 --                      --
  of BankUnited
                              1995       $ 48,333          --        (J)              4,000                      --

                              1994         --              --         --                 --                      --

SAMUEL A. MILNE
  Executive Vice President    1996       $105,000     $   5,000(I)   (J)             12,500                      --
  and Chief Financial
  Officer of the Company      1995       $ 41,667          --        (J)              4,000                      --
  and BankUnited
                              1994         --              --        --                  --                      --



                            (Footnotes on next page.)

#--Number of shares granted.
$--Dollar amounts.

(A) All information provided relates to option grants. The Company does not grant stock appreciation rights ("SARs"). All amounts are adjusted for stock splits. Includes options that were granted as a partial payment of the named executive officers' directors' fees for service on the Boards of Directors of the Company and BankUnited. See "Election of Directors--Compensation of Directors."

(B) Includes 6,000 shares of Class B Common with a fair market value of $43,425 on the date of grant that were granted in lieu of cash salary for a portion of the officer's annual compensation.

(C) Includes 5,000 shares of Class B Common with a fair market value of $28,750 on the date of grant that were granted in lieu of cash salary for a portion of the officer's annual compensation.

(D) Reflects a stock bonus of 7,466 shares of Class B Common with a fair market value on the date of grant of approximately $54,035 paid in the 1996 fiscal year for services during the 1995 fiscal year; a stock bonus of 8,477 shares of Class B Common with a fair market value on the date of grant of approximately $48,749 paid in the 1995 fiscal year for services during the 1994 fiscal year; a cash bonus of $50,677 and a stock bonus of 5,383 shares of Class B Common with a fair market value on the date of grant of approximately $40,372 paid in the 1994 fiscal year for services during the 1993 fiscal year.

(E) Reflects a stock bonus of 1,685 shares of Class B Common with a fair market value of $12,195 on the date of grant paid in the 1996 fiscal year for services during the 1995 fiscal year.

(F) Includes 3,000 shares of Class B Common with a fair market value of $21,713 on the date of grant that were granted in lieu of cash salary for a portion of the officer's annual compensation.


(G) Reflects a stock bonus of 3,225 shares of Class B Common with a fair market value on the date of grant of approximately $23,341 paid in the 1996 fiscal year for services during the 1995 fiscal year; a stock bonus of 2,755 shares of Class B Common with a fair market value on the date of grant of approximately $15,841 paid in the 1995 fiscal year for services during the 1994 fiscal year, and a stock bonus of 200 shares with a fair market value of $1,500 on the date of grant and a cash bonus of $11,500 paid in fiscal 1994 for services during the 1993 fiscal year.

(H) Reflects a cash bonus of $1,652 and a stock bonus of 227 shares of Class A Common with a fair market value on the date of grant of approximately $1,643 paid in the 1996 fiscal year for services during the 1995 fiscal year.

(I) Reflects a cash bonus of $2,503 and a stock bonus of 345 shares of Class A Common with a fair market value on the date of grant of approximately $2,497 paid in the 1996 fiscal year for services during the 1995 fiscal year.

(J) The aggregate amount of such compensation for each fiscal year is less than 10% of the total of the named executive officer's annual salary and bonus for such fiscal year.

(K) Reflects premiums paid on a life insurance policy for the benefit of Mr. Camner.

(L) Includes 2,000 shares of Class B Common with a fair market value of $11,500 on the date of grant that were granted in lieu of salary for a portion of the officer's annual compensation.

(M) Includes 1,000 shares of Class B Common with a fair market value of $7,500 on the date of grant that were granted in lieu of salary for a portion of the officer's annual compensation.


COMPENSATION PURSUANT TO PLANS

         1996 STOCK OPTION GRANTS. The following table provides details regarding stock options granted to the named executive officers during the 1996 fiscal year. In addition, in accordance with the rules and regulations of the Securities and Exchange Commission, the table describes the hypothetical gains that would exist for the respective options based on assumed rates of annual compound stock appreciation of 5% and 10% from the date of grant to the end of the option term. These hypothetical gains are based on assumed rates of appreciation and, therefore, the actual gains, if any, on stock option exercises are dependent on the future performance of the Class A Common, overall stock market conditions, and the named executive officer's continued employment with the Company and BankUnited. As a result, the amounts reflected in this table may not necessarily be achieved.


                                     Option/SAR Grants in Last Fiscal Year (A)

                                                                                          POTENTIAL REALIZABLE
                                                                                         VALUE AT ASSUMED ANNUAL
                                                                                          RATES OF STOCK PRICE
                                              INDIVIDUAL GRANTS                        APPRECIATION FOR OPTION TERM
                                              -----------------                        ----------------------------
                          NO. OF SECURITIES
                              UNDERLYING        PERCENT OF TOTAL
                             OPTIONS/SARS       OPTIONS/SARS      EXERCISE
                              GRANTED(#)           GRANTED        OR BASE
                      ------------------------
                      CLASS A       CLASS B     TO EMPLOYEES       PRICE     EXPIRATION
       NAME           COMMON         COMMON     IN FISCAL YEAR(C) ($/SHARE)    DATE         5%($)        10%($)
------------------    --------        --------  ----------------- ---------  ---------- -----------    ---------
Alfred R. Camner      182(D)(B)                    *               $8.2750   11/26/05   $     947       $  2,400
                      276(D)(B)                    *               $7.5875    2/22/06   $   1,317       $  3,338
                                    10,000(F)      7.52%           $8.9512     4/1/01   $  51,176(E)    $129,690(E)
                      261(D)(B)                    *               $7.8750    5/24/06   $   1,292       $  3,275
                                    10,000(D)      7.52%           $8.1375    4/01/06   $  51,176(E)    $129,690(E)
                                    45,000(F)     33.85%           $8.00      7/18/01   $ 226,402(E)    $573,747(E)
                      267(D)(B)                    *               $7.6750    8/28/06   $   1,289       $  3,266

James A. Dougherty    181(D)(B)                    *               $8.2750   11/26/05   $     942       $  2,387
                      276(D)(B)                    *               $7.5875    2/22/06   $   1,317       $  3,338
                    5,000(F)                       3.76%           $8.1375     4/1/06   $  25,588       $ 64,845
                      228(D)(B)                    *               $7.8750    5/24/06   $   1,129       $  2,862
                    7,500(F)                       5.64%           $7.2750    7/18/06   $  34,314       $ 86,959
                      266(D)(B)                    *               $7.6750    8/28/06   $   1,284       $  3,254

Earline G. Ford       182(D)(B)                    *               $8.2750   11/26/06   $     947       $  2,400
                      276(D)(B)                    *               $7.5875    2/22/06   $   1,317       $  3,338
                                     5,000(F)      3.76%           $8.1375     4/1/06   $  25,588(E)    $ 64,845(E)
                      261(D)(B)                    *               $7.8750    5/24/06   $   1,293       $  3,276
                                     7,500(F)      5.64%           $7.2750    7/18/06   $  34,314(E)    $ 86,959(E)
                      267(D)(B)                    *               $7.6750    8/28/06   $   1,289       $  3,266

Samuel A. Milne     5,000(F)                       3.76%           $8.1375     4/1/06   $  25,588       $ 64,845
                    7,500(F)                       5.64%           $7.2750    7/18/06   $  34,314       $ 86,959


#--Number of shares underlying options granted.

$--Dollar amounts.
*--Less than 1%.

(A) All information provided relates to option grants. The Company does not grant SARs.

                       (Footnotes continued on next page.)

(B) These options were granted under the Company's 1992 Non-Statutory Stock Option Plan (the "Non- Statutory Plan") for terms of 10 years and are exercisable immediately. The options terminate upon the termination of the option holder's employment with the Company or BankUnited, unless the option holder's option agreement provides otherwise in the event of termination by retirement, disability, death or for reasons other than cause. The exercise price of the option is the fair market value of the stock covered by each such option on the date of grant. "Fair market value per share" is the average of the mean between the closing dealer bid and ask prices as quoted on the Nasdaq National Market for each of the last five days on which such stock was traded, including the date of grant.


(C) Does not include the options granted to employees who are also directors as partial payment for directors' fees. See "Election of Directors--Compensation of Directors" and Note (D).

(D) These options to acquire shares of Class A Common were granted as partial payment of the named executive officers' directors' fees for their service on the Board of Directors of the Company and BankUnited. See

         "Election of Directors--Compensation of Directors."

(E) The potential realizable values of the options to acquire Class B Common were calculated assuming that the underlying shares of Class B Common were converted, pursuant to the terms of that class, into shares of Class A Common on a one-for-one basis.

(F) These options were granted under the Company's 1994 Incentive Stock Option Plan (the "Incentive Plan"). Under the terms of the grant, all shares of Class A Common Stock, as determined by the Board, the option shall become exercisable for one-third of the total shares covered by the option in each year of the three-year period beginning January 1996.

         1996 STOCK OPTION EXERCISES. The named executive officers did not exercise any stock options during the 1996 fiscal year.

EXECUTIVE EMPLOYMENT AGREEMENTS

          The Board of Directors of the Company has approved employment agreements between the Company and BankUnited with Mr. Camner, Mrs. Ford, Mr. Milne and Mr. Dougherty. The employment agreements provide for one-year terms that may be renewed annually by the Board. The Agreements may be terminated at any time by the Company and, with the exception of Mr. Camner's, do not provide for severance payments if terminated prior to a change in control.

         The employment agreements provide for annual salaries and the usual benefits afforded to employees of the Company and BankUnited, such as medical, disability and life insurance benefits, as may be determined by the Board of Directors. In addition, the agreements provide for lump sum severance payments in the event the executive officer's employment is terminated following a change in control of the Company (as defined in the agreements). The executive officer would be entitled to a severance payment if, after a change in control, or if his or her employment were terminated or by reason of the executive officer's death or disability, or if terminated by the Company for a reason other than "cause" (as defined in the agreements). The amount of the severance payments provided for in the agreements is based on the executive officer's seniority, salary and length of service with the Company and BankUnited. Except with respect to Mr. Camner and Mrs. Ford, if the executive officer terminates his or her employment for "good reason" (as defined in the agreements) when permitted by the agreements, the agreements provide for severance payments in lesser amounts. The agreements also provide for medical insurance benefits for up to one year following such a termination.

         Mr. Camner's agreement includes certain additional benefits, such as additional insurance benefits. Mr. Camner may be awarded an annual bonus, which may consist of cash and stock, in an amount to be determined by the Compensation Committee. His agreement also requires incentive compensation as determined in his agreement. Mr. Camner's agreement provides for a lump sum severance payment equal to three times the average of his annual compensation (including bonuses and other amounts included in his gross income for federal income tax purposes) for the prior five calendar years upon a termination by the Company other than for cause, by reason of death or disability, or by Mr. Camner after a change in control. Mr. Camner's agreement also allows for certain benefits following termination of his employment with the Company. These benefits include continuation of certain medical, group and supplemental life insurance for up to two years, personal use of an automobile for two years, the right to purchase, at book value, the equity membership in up to two country clubs which the Company maintained during his employment, and the transfer to him of two $1 million life insurance policies maintained by the Company on his life.


          If the executive officers had been entitled to severance payments pursuant to the agreements during 1996, the maximum severance payments would have been as follows: Mr. Camner, $541,785; Mr. Milne, $224,000; Mrs. Ford, $263,670 and Mr. Dougherty, $256,200. Any payments made pursuant to the agreements, however, would be subject to the limitations set forth in Section 280G of the Internal Revenue Code of 1986, as amended.


REPORT ON EXECUTIVE COMPENSATION

         Pursuant to the rules of the Securities and Exchange Commission, set forth below is the report of the Compensation Committee and the Board of Directors regarding their compensation policies for the fiscal year ended September 30, 1996 for the Company's and BankUnited's executive officers, including the Chief Executive Officer. THIS REPORT SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE SECURITIES EXCHANGE ACT OF 1934 (THE "EXCHANGE ACT"), EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.


         GENERAL. Decisions regarding the compensation of the Company's and BankUnited's executive officers are made, depending on the officer's seniority or the type of compensation, by the Compensation Committee and/or the Board of Directors. The Compensation Committee is responsible for submitting recommendations to the Board for the salaries and cash bonuses of the four most senior officers of the Company (Alfred R. Camner, James A. Dougherty, Earline G. Ford and Lawrence H. Blum) and for recommending stock bonuses and stock option grants to all executive officers pursuant to the Company's stock option plans. Such recommendations were then presented to the Board for approval. The Executive Committee of the Bank is responsible for establishing all remaining executive officers' salaries and cash bonuses.


         The Company's overall executive compensation policies are intended to establish levels of annual compensation that are consistent with the its annual and long-term goals and that reward superior corporate performance as well as individual achievements. The officer's position and duties with the Company and BankUnited and his or her participation in the Company's and BankUnited's employee benefit plans, such as the stock option plans and stock bonus plan, are also considered.

         The compensation of the Company's executive officers includes three components, as discussed below:


         BASE SALARY: In setting executive salary levels for 1996, the Board and the Compensation Committee considered the Company's performance in the 1995 fiscal year, in particular the growth of the Company's assets and deposits. The Compensation Committee also considered the Company's aggressive growth strategy, which included opening several new branches and pursuing in-market acquisitions of other financial institutions.

         The Board and the Compensation Committee also considered the Company's prospects for 1996 and, in particular, weighed the challenges facing the Company in improving its earnings levels in light of anticipated interest rate trends and continued regulatory and other pressures on the industry. To the extent consistent with the Company's long-term goals, the Board and the Compensation Committee attempt to establish compensation levels that are competitive within the industry and the Company's market areas to enable it to attract and retain qualified executives.

         Additionally, because BankUnited operates in the closely regulated thrift industry, the Board and the Compensation Committee gave significant consideration to the guidelines set forth in the regulations and regulatory bulletins of the Office of Thrift Supervision regarding executive compensation and the various criteria established by sound business practices for determining the reasonableness of compensation paid to executive officers. The Board and the Compensation Committee have carefully reviewed such guidelines and believe the Company's compensation policies and practices are consistent with them.

         The weight allocated to the various factors, described above, that are considered by the Board of Directors and the Compensation Committee when setting executive compensation, is subjective and not pursuant to a specific formula.


         ANNUAL INCENTIVES: The Company provides two types of annual incentives to its executive officers: cash bonuses, and stock bonuses, which for compensation paid in 1996 were recommended by the Compensation Committee and approved by the Board of Directors. It is the Company's policy to provide incentives that reward what the Board views as above-average results in light of the competitive and other factors affecting the Company's operating environment. The Compensation Committee determines the amount of each year's stock bonus by reviewing the Company's performance for the particular year and the current market value of the Class A Common. In addition to the Company's performance, the Board considers the officer's roles, activities and services performed for the Company and BankUnited when determining annual cash bonuses. The weight given to each such factor, however, is subjective.

         LONG-TERM INCENTIVES: The Board uses long-term stock incentives as a means to relate executives' compensation to the interests of the Company's stockholders. In 1996, the Board used certain performance-based criteria in determining the number of shares covered by each option to be granted. In particular, the Board considered the Company's implementation of an aggressive growth strategy, which included opening new branches, acquiring other financial institutions and raising capital through public and private financings. Further, the Board implemented a vesting schedule for options granted to executive officers, other than Alfred R. Camner and Earline G. Ford, in which each option will become exercisable for one-third of the total shares covered by the option in each year of the three-year period beginning January 1996. The Board believes that this vesting schedule will encourage the executive officers to make long-term commitments to the Company and BankUnited. The Board believes that the market performance during the 1996 fiscal year of the Class A Common as compared to the peer group index (see the "Stock Price Performance Graph," below) demonstrates that the Company's management policies have resulted in value created for the Company's stockholders comparable to shares of other publicly traded savings institutions. The stock option grants have enabled the executive officers to realize benefits from the appreciation in the price of the Class A Common while maintaining the relationship between executive compensation levels and the interests of the Company's stockholders. Other factors that the Board considers in granting options to a particular officer are position and tenure with the Company (although no pre-determined weighting is given to each such factor). The Board has determined that performance and vesting criteria such as those described above will be used in determining the 1997 option grants, although such criteria have not been finalized.

         CHIEF EXECUTIVE OFFICER'S 1996 COMPENSATION. As with all of the Company's executive officers, the compensation for Mr. Camner consists of base salary, annual incentives and long-term compensation. The Compensation Committee recommended to the Board the Chief Executive Officer's salary, annual cash bonus, stock bonus and the stock options, which were then approved by the Board of Directors.

         Corporate performance is especially important to the Compensation Committee when establishing the Chief Executive Officer's base salary and cash bonus. The Compensation Committee believes that the Chief Executive Officer has played a central role during his tenure with the Company in framing the management and investment policies that have caused the Company and BankUnited to aggressively expand and to rapidly become the fourth largest publicly held financial institution headquartered in South Florida. In particular, Mr. Camner has implemented an aggressive growth strategy for the Company and BankUnited which has entailed opening new branches and pursuing in-market acquisitions. The Board and the Compensation Committee consider similar factors for establishing annual cash and stock awards for Mr. Camner as for other executive officers, as discussed above. In determining Mr. Camner's compensation, the weight given to the various criteria considered by the committees and the Board is subjective and not pursuant to a specific formula.

         The Internal Revenue Code of 1986, as amended, limits the deductibility for federal income tax purposes of annual compensation paid by a publicly held company to its chief executive officer and four other highest paid executives for amounts greater than $1 million unless certain conditions are met. The Company's compensation levels have been such that the provision has not affected the determination of executive compensation to date. The Company currently is monitoring its compensation levels and intends, if necessary, to make a determination of whether and how it will comply.

COMPENSATION COMMITTEE:                   BOARD OF DIRECTORS:

         ALLEN M. BERNKRANT                        ALLEN M. BERNKRANT
         MARC D. JACOBSON                          LAWRENCE H. BLUM
                                                   ALFRED R. CAMNER
                                                   CHRISTINA CUERVO MIGOYA
                                                   JAMES A. DOUGHERTY
                                                   EARLINE G. FORD
                                                   BRUCE FRIESNER
                                                   PATRICIA L. FROST
                                                   SANDRA GOLDSTEIN
                                                   MARC D. JACOBSON
                                                   ROBERT LURIE
                                                   NEIL MESSINGER, M.D.
                                                   ANNE W. SOLLOWAY

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          As described above under "Election of Directors--Meetings and Committees of the Board of Directors," the current members of the Compensation Committee are Allen M. Bernkrant, Marc D. Jacobson and Neil Messinger. Mr. Jacobson served as a Director and Secretary of the Company and BankUnited in 1996.

         During the 1996 fiscal year, the Company paid Head-Beckham Insurance Agency, Inc. ("Head-Beckham") the sum of approximately $147,000 for insurance premiums on the Company's and BankUnited's directors' and officers' liability, banker's blanket bond, commercial multi-peril and workers' compensation policies, of which approximately $20,604 represented the agency's commissions. The Company also obtains its group major medical, long-term disability and life insurance through Head-Beckham, although all premiums for such policies are paid directly to the insurer. Mr. Jacobson is a vice president of Head-Beckham. The Company believes that the premiums paid for policies obtained through Head-Beckham are comparable to those that would be paid for policies obtained through unaffiliated agencies. The Company expects to continue using the services of Head-Beckham.

         The Company and BankUnited employ the law firm of Stuzin and Camner, Professional Association ("Stuzin and Camner"), as general counsel. Alfred R. Camner, Chief Executive Officer, President and a director of the Company and BankUnited, is the senior managing director of Stuzin and Camner. Earline G. Ford, Executive Vice President, Treasurer and a director of the Company and BankUnited, was the legal administrator of Stuzin and Camner until October, 1996. Marc Lipsitz, director of the Company, is the managing director of Stuzin and Camner. During the 1996 fiscal year, Stuzin and Camner received approximately $986,000 in legal fees from the Company allocable to mortgage loan closings, foreclosures, litigation, corporate and other matters. A substantial portion of the fees allocable to mortgage loan closings are reimbursed by borrowers.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         From time to time, BankUnited makes loans in the ordinary course of business to its directors, officers and employees, as well as members of their immediate families and affiliates, to the extent consistent with applicable laws and regulations. All of such loans are and have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

         See "--Compensation Committee Interlocks and Insider Participation" above for information regarding transactions with Head-Beckham and Stuzin and Camner.


                          STOCK PRICE PERFORMANCE GRAPH


         The following graph presents a comparison of the cumulative total stockholder return on the Company's Class A Common with the Nasdaq Stock Market
Index and the Dow Jones Savings & Loan Index. This graph assumes that $100 was invested on September 30, 1991 in the Company's Class A Common and in the other indices, and that all dividends were reinvested. The stock price performance shown below is not necessarily indicative of future price performance.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
       AMONG BANKUNITED FINANCIAL CORP., THE NASDAQ STOCK MARKET-US INDEX
                     AND THE DOW JONES SAVINGS & LOANS INDEX



                                  1991     1992     1993    1994      1995      1996
                                  ----     ----     ----    ----      ----      ----
BankUnited Financial Corp.         100      298      367     272       327       338
Nasdaq Stock Market-US             100      112      147     148       204       243
Dow Jones Savings & Loans          100       87      114     113       148       177



         THIS GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

PROPOSAL TWO:      APPROVAL OF THE 1996 INCENTIVE COMPENSATION AND STOCK AWARD
                   PLAN

         The Board believes that attracting and retaining executives and other key employees of high quality is essential to the Company's growth and success. In addition, the long-term success of the Company will be enhanced by a comprehensive compensation program which may include different types of incentives for motivating executives and rewards for outstanding service, including awards that link compensation to measures of the Company's performance. In this regard, stock options and other stock-related awards have been and will continue to be an important element of compensation for executives because such awards enable executives to increase their proprietary interest in the Company and thereby promote a closer identity of interests between executives and the Company's stockholders. The Board has concluded also that a greater portion of an executive's total compensation should be linked to measures of the performance, and that payment of a portion of such compensation in the form of restricted stock would provide an additional stock-based incentive for the creation of stockholder value. Such awards would provide an increased incentive for executives to expend their maximum efforts for the success of the Company's business.


         Accordingly, on November 14, 1996, the Company's Compensation Committee established and the Board of Directors adopted, subject to stockholder approval, the 1996 Plan. The flexible terms of the 1996 Plan provides for grants of options, a variety of other stock-related awards, and annual incentive awards that will be settled in part in cash and in part by the grant of stock, some of which may be restricted stock ("Awards"). The 1996 Plan is intended to provide flexible terms to permit such Committee (or the Board, if it administers the 1996 Plan) (the "Committee") to enter into compensatory arrangements that promote the compensation goals and policies discussed above in the "Compensation Committee Report on Executive Compensation."


         The Board of Directors is requesting stockholder approval of the 1996 Plan in order to comply with requirements of The Nasdaq Stock Market, to qualify certain stock options as incentive stock options ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and to comply with other applicable federal and state laws.

DESCRIPTION OF THE 1996 PLAN

         The following is a brief description of the material features of the 1996 Plan. Such description is qualified in its entirety by reference to the full text of the 1996 Plan, a copy of which is attached as Exhibit A to this Proxy Statement.


         SHARES SUBJECT TO THE 1996 PLAN. Under the 1996 Plan, the number of shares of the Company's Series I Class A Common Stock and the Class B Common Stock (which together shall be referred to as "Common Stock") for which options may be granted is 400,000 and the number of shares of Common Stock which can be issued in connection with Stock Awards, Stock Bonuses, Restricted Stock and Restricted Stock Units is 150,000. To the extent that the total number of shares of Common Stock does not exceed 550,000 the Committee may reallocate the split between the number of shares of Common Stock for which options may be granted and the number of shares of Common Stock which may be issued in connection with Stock Bonuses, Stock Awards, Restricted Stock and Restricted Stock Units in lieu of cash or other Stock-Based Awards. Additionally, the number of shares of Noncumulative Convertible Preferred Stock, Series B for which Options may be granted and which may be issued in connection with Stock Bonuses, Stock Awards, Restricted Stock and Restricted Stock Units in lieu of cash or other Stock-Based Awards is 100,000.

         Each share of Class B Common Stock is convertible into 1 share of Class A Common Stock and each share of Series B Preferred is convertible into 1.4959 shares of Class B Common Stock which may be converted into Class A Common Stock as stated above. Shares subject to a forfeited or expired Award or to an Award that is settled in cash or otherwise terminated without issuance of Shares to the participant again become available under these limitations, but Shares withheld by the Company to satisfy withholding tax obligations are treated as issued to the participant under the 1996 Plan. Shares issued under the 1996 Plan may be either newly issued Shares or treasury Shares. On January 21, 1997, the last reported sale price of the Class A Common Stock, the only publicly traded stock issuable under the 1996 Plan, was $9.75 per share.

         The Committee is authorized to adjust the number and kind of Shares subject to the aggregate Share limitations under the 1996 Plan and subject to outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) in the event that a dividend or other distribution (whether in cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or Share exchange, or other similar corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the 1996 Plan. The Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or to change, in applicable laws, regulations, or accounting principles.

         ELIGIBILITY. Executive officers and other key employees of the Company and its subsidiaries, including any director or officer who is also an employee, are eligible to be granted Awards under the 1996 Plan.

         ADMINISTRATION. The 1996 Plan is administered by the Committee. Subject to the terms and conditions of the 1996 Plan, the Committee is authorized to select participants, determine the type and number of Awards to be granted and the number of Shares to which Awards will relate, specify times at which Awards will be exercisable or settled (including performance conditions that may be required as a condition thereof), set other terms and conditions of such Awards, prescribe forms of Award agreements, interpret and specify rules and regulations relating to the 1996 Plan, and make all other determinations which may be necessary or advisable for the administration of the 1996 Plan. The 1996 Plan provides that Committee members shall not be personally liable, and shall be fully indemnified, in connection with any action, determination, or interpretation taken or made in good faith under the 1996 Plan.

         STOCK OPTIONS. The Committee is authorized to grant stock options, including both ISOs which can result in potentially favorable tax treatment to the participant and nonqualified stock options (i.e., options not qualifying as ISOs). The exercise price per Share subject to an option is determined by the Committee, but must not be less than the fair market value of a Share on the date of grant. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment, generally is fixed by the Committee. Options may be exercised by payment of the exercise price in cash having a fair market value equal to the exercise price, as the Committee may determine from time to time. Methods of exercise and settlement are determined by the Committee.

         RESTRICTED STOCK. The Committee is authorized to grant restricted stock. Restricted stock is a grant of Shares which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment, prior to the end of the specified restricted period. The restricted period is established by the Committee. A participant granted restricted stock generally has all of the rights of a stockholder of the Company, including the right to vote the Shares and to receive dividends thereon, unless otherwise determined by the Committee.

         INCENTIVE AWARDS. The Committee is authorized to grant incentive awards, in the form of cash and/or restricted stock, upon achievement of preestablished performance objectives.

         Subject to the requirements of the 1996 Plan, the Committee will determine incentive award terms, including the required levels of performance with respect to the business criteria, the corresponding amounts payable upon achievement of such levels or performance, and the extent to which such Awards will be settled in cash and in restricted stock.

          BONUS STOCK AND AWARDS IN LIEU OF CASH OBLIGATION. The Committee is authorized to grant Shares as a bonus free of restrictions, or to grant Shares or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangement, subject to such terms as the Committee may specify.

         OTHER TERMS OF AWARDS. Awards may be settled in cash, Shares, other Awards, or other property, in the discretion of the Committee. The Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any Shares or other property to be distributed will be withheld (or previously acquired Shares or other property surrendered by the participant) to satisfy withholding and other tax obligations.

         Awards under the 1996 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant Awards in substitution for other Awards under the 1996 Plan, awards under other Company plans, or other rights to payment from the Company, and may grant Awards in addition to and in tandem with such other Awards, awards, or rights as well.


         ACCELERATION OF VESTING. The Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions, or the expiration of deferral periods of any Award, and such accelerated exercisability, lapse, and expiration shall occur automatically in the case of a "change in control" of the Company. Subject to certain exceptions, the 1996 Plan defines a "change in control" as (i) if any person, who does not currently hold 10% or more of the combined voting power of the securities of the Company, becomes a beneficial owner of securities representing 50% or more of the combined voting power of the securities of the Company, (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquired 50% or more of the combined voting power of the Company's then outstanding securities; or (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).


         AMENDMENT AND TERMINATION OF THE 1996 PLAN. The Board of Directors may amend, alter, suspend, discontinue, or terminate the 1996 Plan or the Committee's authority to grant Awards without further stockholder approval, except stockholder approval must be obtained if required by law or regulation or under the rules of any stock exchange or automated quotation system on which the Shares are then listed or quoted. Thus, stockholder approval, for example, will be required for any material increase in the number of Shares available for award to executive officers under the 1996 Plan, but will not necessarily be required for amendments which might increase the cost of the 1996 Plan or broaden eligibility. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the Board, the 1996 Plan will terminate at such time as no Shares remain available for issuance under the 1996 Plan and the Company has no further rights or obligations with respect to outstanding Awards under the 1996 Plan.



                                NEW PLAN BENEFITS

         The initial stock award authorization for the 1997 fiscal year provides for stock awards ranging from 727 shares to a maximum of 9,848 shares. The following table sets forth the annual performance based stock awards authorized under the 1996 Plan in respect of the 1996 performance year to be awarded to the persons who were Named Executives and specified groups of executive officers and employees, subject to stockholder approval of the 1996 Plan:

                            1996 EXECUTIVE INCENTIVE COMPENSATION AND STOCK AWARD PLAN

                  NAME AND POSITION                               NUMBER OF SHARES    DOLLAR VALUE
                  -----------------                               ----------------    ------------

                  Alfred R. Camner......................................  9,848         $  81,250
                  Chairman, President and Chief
                     Executive Officer

                  Earline G. Ford.......................................  2,424         $  20,000
                  Executive Vice President and Treasurer

                  James A. Dougherty....................................  2,424         $  20,000
                  Executive Vice President

                  Samuel A. Milne.......................................  2,424         $  20,000
                  Executive Vice President and Chief
                     Financial Officer

                  All Executive Officers as a Group (4  in number)......  17,120        $ 141,250

                  All Other Employees (including current officers
                     who are not executive officers of the Company).....  4,606         $  38,000


         In the event that stockholders do not approve the 1996 Plan, the previously contemplated annual performance based stock option awards under the 1996 Plan will not be made.

         FEDERAL INCOME TAX IMPLICATIONS OF THE 1996 PLAN. The following is a brief description of the Federal income tax consequences generally arising with respect to Awards under the 1996 Plan.

         The grant of an option will create no tax consequences for the participant or the Company. A participant will not have taxable income upon exercising an ISO (except that the alternative minimum tax may apply). Upon exercising an option other than an ISO, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and nonforfeitable Shares acquired on the date of exercise.

         Upon a disposition of Shares acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the Shares at the date of exercise of the ISO minus the exercise price of (ii) the amount realized upon the disposition of the ISO shares minus the exercise price. Otherwise, a participant's disposition of Shares acquired upon the exercise of an option generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax basis in such Shares (generally, the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option).

         The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with options. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares for the applicable ISO holding periods prior to disposition of the shares.

         With respect to Awards granted under the 1996 Plan that may be settled either in cash or in Shares or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of Shares or other property received. The Company generally will be entitled to a deduction for the same amount. With respect to Awards involving Shares or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the Shares or other property received at the first time the Shares or other property becomes transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time of receipt of Shares or other property rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture, but if the participant subsequently forfeits such Shares or other property he would not be entitled to any tax deduction, including as a capital loss, for the value of the Shares or property on which he previously paid tax. The participant must file such election with the Internal Revenue Service within 30 days of the receipt of the Shares of other property.

         The foregoing discussion, which is general in nature, is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the 1996 Plan. Different tax rules may apply, including in the case of variations in transactions that are permitted under the 1996 Plan (such as payment of the exercise price of an option by surrender of previously acquired Shares), and with respect to a participant who is subject to Section 16 of the Exchange Act when he or she acquires Shares in a transaction that would otherwise result in taxation within six months after the grant of the Award. This discussion does not address the effects of other federal taxes (including possible "golden parachute" excise taxes) or taxes imposed under state, local, or foreign tax laws. Accordingly, participants are urged to consult a tax advisor as to their individual circumstances.

         VOTE REQUIRED. Adoption of the proposal to approve the 1996 Plan requires the affirmative vote of holders of a majority of the total votes cast in person or by proxy and entitled to vote at the Annual Meeting.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE 1996 INCENTIVE COMPENSATION AND STOCK AWARD PLAN.

PROPOSAL THREE:      AMENDMENT OF THE ARTICLES OF INCORPORATION PERTAINING TO
                     THE AMENDMENT OF THE STATEMENTS OF DESIGNATION FOR THE
                     COMPANY'S 8% PREFERRED STOCK AND 9% PREFERRED STOCK

         The Board is requesting stockholder approval of amendments to Article IV of its Articles of Incorporation, which if approved, would amend Appendix F and Appendix G to Article IV, the Statements of Designation pertaining to, respectively, the 8% Preferred Stock and the 9% Preferred Stock to delete
Section 2(g) of each such Appendix, would redesignate Section 2(h) and 2(i) of Appendix F as Sections 2(g) and 2(h), respectively, and would redesignate
Section 2(h) of Appendix G as Section 2(g). Each such Section 2(g) prohibits the Company from purchasing or otherwise acquiring shares of the 8% Preferred Stock or the 9% Preferred Stock. Reference is made to the terms of each such Section 2(g) which is presented in its entirety in Exhibit B hereto.

         These proposed amendments to the Company's 8% Preferred Stock and the Company's 9% Preferred Stock will allow the Company to retire shares of the Company's 8% Preferred Stock and the Company's 9% Preferred Stock by open market or other purchases when deemed advantageous by the Company's Board.


         VOTE REQUIRED. Adoption of the proposal to amend the Articles of Incorporation pertaining to the amendment of the Statements of Designation for the Company's 8% Preferred Stock and 9% Preferred Stock requires the affirmative vote of holders of a majority of the total votes cast by the holders of the Class A Common, the Class B Common and the Series B Preferred Stock voting together as a class and a majority of the holders of the 8% Preferred Stock and the 9% Preferred Stock voting together as a class, in person or by proxy and entitled to vote on Proposal Three.


         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE ARTICLES OF INCORPORATION PERTAINING TO THE AMENDMENT OF THE STATEMENTS OF DESIGNATION FOR THE COMPANY'S 8% PREFERRED STOCK AND THE COMPANY'S 9% PREFERRED STOCK.





                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of January 13, 1997 concerning (i) each director of the Company; (ii) the Chief Executive
Officer; (iii) all directors and executive officers of the Company and BankUnited as a group; and (iv) each other person known to management of the Company to be the beneficial owner, as such term is defined in Rule 13d-3 under the Exchange Act, of more than 5% of the outstanding shares of each class of the Company's voting securities, according to filings by such persons with the Securities and Exchange Commission.

                                      AMOUNT                         AMOUNT                       AMOUNT
                                    AND NATURE                     AND NATURE                   AND NATURE
                                   OF BENEFICIAL    PERCENT OF    OF BENEFICIAL   PERCENT OF   OF BENEFICIAL       PERCENT OF
                                     OWNERSHIP      SERIES B       OWNERSHIP       CLASS B      OWNERSHIP            CLASS A
                                    OF SERIES B     PREFERRED     OF CLASS B       COMMON        OF CLASS A           COMMON
       NAME AND ADDRESS            PREFERRED(1)     OUTSTANDING     COMMON(1)   OUTSTANDING(1)    COMMON(1)       OUTSTANDING(1)
       ----------------           --------------    -----------   ------------- -------------- -------------      --------------
Directors:

Allen M. Bernkrant                   23,560            12.82%     37,860            13.08%       84,703         1.10%
P.O. Box 56-1122                                                   (2)(3)                            (4)
Miami, FL 33256-1122

Lawrence H. Blum                     23,560            12.82%     65,354            20.62%      167,526         2.16%
SunTrust Building - 10th Floor                                  (2)(3)(6)                            (4)
1 Southeast Third Avenue
Miami, FL 33131

Alfred R. Camner                     71,018            38.63%    717,991            86.87%      824,089         9.86%
255 Alhambra Circle                                             (2)(6)(7)                            (9)
Coral Gables, FL 33134                                                (8)


Irving P. Cohen                        --               --            --                --       35,400          .46%
1920 N Street, N.W., Suite 800                                                                       (4)
Washington, D.C.  20036

Christina Cuervo Migoya                --               --            --                --        1,746          .02%
1600 S. Miami Avenue                                                                                 (5)
Miami, FL  33129

James A. Dougherty                     --               --            --                --       47,688          .62%
255 Alhambra Circle                                                                                  (7)
Coral Gables, FL 33134

Albert J. Finch                        --               --            --                --      140,810         1.84%
15 Dogwood Road                                                                                      (4)
Hollywood, FL  33021

Earline G. Ford                      5,000              2.72%      354,152          61.62%      378,729         4.73%
255 Alhambra Circle                                               (2)(3)(6)                          (4)
Coral Gables, FL 33134                                                  (7)


Samuel A. Milne                        --               --            --               --        31,996          .42%
255 Alhambra Circle                                                                               (5)(7)
Coral Gables, FL  33134

                             (Footnotes following.)



                                      AMOUNT                         AMOUNT                       AMOUNT
                                    AND NATURE                     AND NATURE                   AND NATURE
                                   OF BENEFICIAL    PERCENT OF    OF BENEFICIAL   PERCENT OF   OF BENEFICIAL       PERCENT OF
                                     OWNERSHIP      SERIES B       OWNERSHIP       CLASS B      OWNERSHIP            CLASS A
                                    OF SERIES B     PREFERRED     OF CLASS B       COMMON        OF CLASS A           COMMON
       NAME AND ADDRESS            PREFERRED(1)     OUTSTANDING     COMMON(1)   OUTSTANDING(1)    COMMON(1)       OUTSTANDING(1)
       ----------------           --------------    -----------   ------------- -------------- -------------      --------------
Directors:

Bruce Friesner                           --          --               --                        7,917             .10%
5431 North 36th Court                                                                              (5)
Hollywood, FL  33021

Patricia L. Frost                        --          --               --                        5,843             .08%
4400 Biscayne Boulevard                                                                         (4)(9)
Miami, FL 33137

Elia J. Guisti                           --          --               --                      113,189            1.47%
Lee Giusti Realty, Inc.                                                                            (4)
3101 N. Federal Hwy. #503
Fort Lauderdale, FL  33306-1042

Marc D. Jacobson                        10,000      5.44%           43,540       14.76%       126,306            1.63%
3050 Biscayne Boulevard                                           (2)(3)(6)                        (4)
Fourth Floor
Miami, FL 33137

Marc Lipsitz                             --          --               --                       14,242             .19%
550 Biltmore Way                                                                                   (5)
Suite 700
Coral Gables, FL  33134

Norman E. Mains                          --          --               --                       36,500             .47%
Chicago Mercantile Exchange                                                                        (4)
10 South Wacker Drive
North Tower - 6th Floor
Chicago, II  60606

Neil Messinger, M.D.                     --          --               --                        4,080             .05%
10801 S.W. 93rd Court
Miami, FL  33176

Anne W. Solloway                         --         --               31,856      12.25%        39,148             .51%
8124 S.W. 87th Terrace                                                (3)(6)                       (9)
Miami, FL 33143

All current dirctors and                 133,138      72.43%      1,237,669      93.52%     2,105,609           23.19%
executive officers of the                                               (11)                      (11)
Company and BankUnited
as a group (21 persons)

                                                          (Footnotes following.)



                                      AMOUNT                         AMOUNT                       AMOUNT
                                    AND NATURE                     AND NATURE                   AND NATURE
                                   OF BENEFICIAL    PERCENT OF    OF BENEFICIAL   PERCENT OF   OF BENEFICIAL       PERCENT OF
                                     OWNERSHIP      SERIES B       OWNERSHIP       CLASS B      OWNERSHIP            CLASS A
                                    OF SERIES B     PREFERRED     OF CLASS B       COMMON        OF CLASS A           COMMON
       NAME AND ADDRESS            PREFERRED(1)     OUTSTANDING     COMMON(1)   OUTSTANDING(1)    COMMON(1)       OUTSTANDING(1)
       ----------------           --------------    -----------   ------------- -------------- -------------      --------------
Other 5% Owners:

Phillip Frost, M.D. and                --            --            --               --            997,905          11.77%
4400 Biscayne Boulevard                                                                               (12)
Miami, Florida 33137

Charles B. Stuzin                     16,560        9.01%         81,563            25.92%        202,335           2.61%
550 Biltmore Way                                                  (6)(13)
Suite 700
Coral Gables, Florida 33134

James M. Stuzin                        7,000        3.81%         60,090            22.94%         61,672            .80%
550 Biltmore Way                         (14)                        (15)
Suite 700
Coral Gables, Florida 33134

Ruth E. Stuzin                           --           --          13,686             5.44%         13,686            .18%
550 Biltmore Way                                                     (16)
Suite 700
Coral Gables, Florida 33134

Harvey Miller                         13,560        7.38%         20,354             7.49%         40,520            .53%
SunTrust Building - 10th Floor                                       (17)
1 Southeast Third Avenue
Miami, Florida 33131

Barry Shulman                         13,560        7.38%         20,284             7.46%         92,521           1.20%
3999 N.E. 15th Avenue                                                (17)                             (18)
Ft. Lauderdale, FL 33334


-------------
*  Less than 1%.

(1) The nature of the reported beneficial ownership as of December 15, 1996 is unshared voting and investment power unless otherwise indicated in the footnotes to this table. Class B Common ownership of the persons listed includes shares of Class B Common that would be issued upon the conversion of shares of Series B Preferred owned by such persons and the exercise of options granted to such persons to acquire Class B Common. Ownership by the persons listed of Class A Common, which is the Company's publicly traded class, includes shares of Class A Common that would be issued upon the conversion of shares of Series B Preferred, Series 1993 Preferred, Series 1996 Preferred, and Class B Common beneficially owned by them and the exercise of options to acquire Class A Common and Class B Common granted to them. Each share of Series B Preferred is convertible into 1.4959 shares of Class B Common. Each share of Class B Common is convertible into one share of Class A Common. At December 15, 1996, each share of Series 1993 Preferred and Series 1996 Preferred is convertible into one share and 1.67 shares of Class A Common, respectively. Alfred Camner is Anne W. Solloway's son.

(2)      Includes 35,243; 35,243; 106,235; 7,479 and 14,959 shares of Class B
         Common that would be issued upon the conversion of shares of Series B Preferred held individually by each of Allen M. Bernkrant, Lawrence H. Blum, Alfred R. Camner, Earline G. Ford and Marc D. Jacobson, respectively.

(3)      Includes 2,617; 30,111; 315,774; 28,511 and 4,218 shares of Class B
         Common that may be acquired individually by each of Allen M. Bernkrant, Lawrence H. Blum, Earline G. Ford, Marc D. Jacobson and Anne W. Solloway, respectively, through currently exercisable options under the Company's Non-Statutory Plan.


(4)      Includes 6,556; 17,075; 4,594; 3,767; 6,690; 6,000; 10,000; 15,000 and
         15,000 shares of Class A Common that may be acquired by each of Allen
         M. Bernkrant, Lawrence H. Blum, Earline G. Ford, Patricia L. Frost, Marc D. Jacobson, Irving P. Cohen, Albert J. Finch, Elia J. Giusti and Norman Mains, respectively, through currently exercisable options granted under the Company's Non-Statutory Plan.

(5) Includes 661; 434; 10,030; 512 and 28,500 shares of Class A Common that may be acquired by each of Christina Cuervo Migoya, Bruce Friesner, Marc Lipsitz, Neil Messinger and Samuel A. Milne, respectively, through currently exercisable options granted under the Company's Non-Statutory Plan.

(6) Includes 25,894 shares of Class B Common that may be acquired by each of the persons indicated through currently exercisable options granted to the original organizers of BankUnited.

(7) Includes 2,424; 2,424; 2,424 and 9,848 shares of restricted stock held by Earline G. Ford, Samuel A. Milne, James Dougherty and Alfred R. Camner, respectively, which were granted on November 14, 1996, subject to shareholder approval of the 1996 Plan, and vest over a 5-year period, with 1/3 vesting 3 years from the date of grant, 1/3 vesting 4 years from the date of grant and the remainder vesting 5 years from the date of grant.

(8) Includes 468,744 shares of Class B Common that may be acquired by Alfred R. Camner through currently exercisable options under the Non-Statutory Plan. Also includes, pursuant to a durable power of attorney given by Mrs. Solloway to Mr. Camner, 4,218 shares of Class B Common owned by her, 25,894 shares of Class B Common that may be acquired by her through options described in Note (5) above, and 1,744 shares of Class B Common that may be acquired by her through currently exercisable options under the Non-Statutory Plan. Also includes 1,914 shares of Class B Common owned by Mr. Camner's wife, for which he has been granted a proxy.

(9) Includes 4,710 shares of Class A Common that may be acquired by each of Alfred R. Camner and Anne W. Solloway through currently exercisable options under the Non-Statutory Plan. Mr. Camner also has beneficial ownership of Mrs. Solloway's shares through a durable family power of attorney.

(10) Does not include the shares of Series C or C-II Preferred or Class A Common beneficially owned by Patricia L. Frost's husband (see Note 11).

(11) Includes an aggregate of 873,395 shares of Class B Common and 194,013 shares of Class A Common that may be acquired through currently exercisable options, as described in this Note and in Notes (3) through
         (7) and (9) above.

(12) This amount includes the conversion of shares of Series C and C-II Preferred beneficially owned by Dr. Frost and Frost-Nevada, Limited Partnership, but does not include shares beneficially owned by Patricia
         L. Frost, Dr. Frost's wife and a director of the Company and BankUnited.

                                             (Footnotes continued on next page.)

(13) Includes 24,772 shares of Class B Common that would be issued upon the conversion of the shares of Series B Preferred held by him, 6,843 shares of Class B Common held by a family partnership of which he is a general partner, and 12,500 shares of Class B Common that may be acquired by him through currently exercisable options under the Non-Statutory Plan.

(14) Reflects shares of Series B Preferred held as trustee of a trust for the benefit of certain family members.

(15) Includes 10,471 shares of Class B Common that would be issued upon the conversion of 7,000 shares of Series B Preferred and 49,619 shares of Class B Common held as trustee of a family trust, and 6,843 shares of Class B Common held as general partner of a family partnership.

(16) Includes 6,843 shares of Class B Common owned of record by a family partnership, of which Ruth E. Stuzin has been given voting power pursuant to a revocable proxy.

(17) Includes 20,284 shares of Class B Common that would be issued upon the conversion of 13,560 shares of Series B Preferred held by each of Barry Shulman and Harvey Miller.

(18) Includes 12,500 shares of Class A Common that would be issued upon the conversion of 12,500 shares of Series 1993 Preferred held by Barry Shulman.

                                  MISCELLANEOUS

COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Executive officers, directors and 10% stockholders are required by regulation to furnish the Company with copies of all such Section 16(a) filings made. The Company believes that, during the fiscal year ended September 30, 1996, its officers, directors and holders of more than 10% of the Company's Class A Common complied with all applicable Section 16(a) filing requirements, except as follows:

         1. Phillip Frost, a greater-than-ten percent beneficial owner, and his wife, Patricia Frost, a director, who file jointly, failed to file a Form 5 for the fiscal year ended September 30, 1995, which was required to be filed on or before November 14, 1996. As compensation for serving as a director Mrs. Frost received 625 shares of Class A Common Stock and 1,508 options to acquire Class A Common Stock. Dr. and Mrs. Frost filed a Form 4 reporting the above-mentioned compensatory transactions on December 10, 1996.

INDEPENDENT AUDITORS

         The Audit Committee recommended and the Board of Directors approved the selection of the accounting firm of Price Waterhouse LLP to audit the Company's financial statements for the 1997 fiscal year. Price Waterhouse LLP audited the Company's financial statements for the 1996 fiscal year. Representatives of Price Waterhouse LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders.

STOCKHOLDER PROPOSALS


         Proposals of stockholders intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be in writing and be received by the Secretary of the Company at its executive offices, 255 Alhambra Circle, Coral Gables, Florida 33134, no later than September 27, 1997 for inclusion in the Company's proxy statement relating to such meeting, subject to applicable rules and regulations.


                                          By Order of the Board of Directors

                                          ALFRED R. CAMNER
                                          CHAIRMAN OF THE BOARD, PRESIDENT
                                          AND CHIEF EXECUTIVE OFFICER

January 24, 1997

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                                    EXHIBIT A

                        BANKUNITED FINANCIAL CORPORATION

                1996 INCENTIVE COMPENSATION AND STOCK AWARD PLAN


         1. PURPOSE. The purpose of this 1996 Incentive Compensation and Stock Award Plan (the "Plan") is to assist BankUnited Financial Corporation (the "Company") and its subsidiaries and affiliates in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors and affiliates enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's stockholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value.

         2. DEFINITIONS.

         For purposes of the Plan, the following terms shall be defined as set forth below:

                  (a) "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board or the Committee as a participating employer under the Plan, provided that such entity is controlled by or under common control with the Company.

                  (b) "Award" means any Option, Restricted Stock, Restricted Stock Units, Stock Bonus or Stock Award in Lieu of Cash, or Other Stock-Based Award granted to a Participant under the Plan.

                  (c) "Award Agreement" means any written agreement, contract or other instruments or document evidencing an Award.

                  (d) "Beneficiary" means the person, persons, trust or trusts which have been designated by such Participant in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Participant, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

                  (e) "Board" means the Board of Directors of the Company.

                  (f) "Change in Control" means Change in Control as defined with related terms in Section 8.

                  (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

                  (h) "Committee" means the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; provided, however, that Committee action shall be taken by act of such members specified in, and otherwise in accordance with, Section 3(b). The Committee shall consist solely of two or more directors of the Company. In appointing members of the Committee, the Board will consider whether each member will qualify as a "non-employee director" within the meaning of Rule 16b-3(b)(3), but such members are not required to so qualify at the time of appointment or during their term of service on the Committee.

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                  (i) "Company" means BankUnited Financial Corporation, a
corporation organized under the laws of the State of Florida, or any successor corporation.

                  (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.

                  (k) "Fair Market Value" means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock as of any given date shall mean the per share value of Stock as determined by using the average of the mean of the closing prices of such Stock as quoted on the NASDAQ system on each of the immediately preceding five days on which the stock was traded, as reported for such dates in the table contained in The Wall Street Journal or an equivalent successor table.

                  (l) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

                  (m)      "NQSO" means any Option that is not an ISO.

                  (n) "Option" means a right, granted to a Participant under
Section 6(b), to purchase Stock or other Awards. An Option may be either an ISO or an NQSO.

                  (o) "Participant" means a person who, as an executive officer, officer, director, or employee or independent contractor of the Company (which includes employees of Subsidiaries or Affiliates), has been granted an Award under the Plan.

                  (p) "Restricted Stock" means an award of shares of Stock to a Participant under Section 6(d) that may be subject to certain restrictions and to a risk of forfeiture.

                  (q) "Restricted Stock Unit" means a right, granted to a Participant under Section 6(d), to receive Stock or cash at the end of a specified deferral period.

                  (r) "Plan" means this 1996 Incentive Compensation and Stock Award Plan.

                  (s) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

                  (t) "Stock" means the Series I Class A Common Stock, the Class B Common Stock (which together shall be referred to as "Common Stock"), or the Noncumulative Convertible Preferred Stock, Series B ("Preferred Stock") of the Company or such other securities as may be substituted or resubstituted therefor pursuant to Section 5.

                  (u) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         3.       ADMINISTRATION.

                  (a) Authority of the Committee. Except as otherwise provided herein, the Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

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                           (i)      to select Participants to whom Awards may be
                                    granted;

                           (ii)     to designate Affiliates;

                           (iii) to determine the type or types of Awards to be granted to each Participant;

                           (iv) to determine the type and number of Awards to be granted, the number and type of shares of Stock to which an Award may relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waivers or accelerations thereof, and waivers of performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

                           (v) to determine whether, and to what extent, the right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions;

                           (vi) to determine whether, to what extent, and under what circumstances an Award may be settled or the exercise price of an Award may be cancelled, forfeited, exchanged, or surrendered;

                           (vii) to determine whether, to what extent, and under what circumstances an Award will be deferred either automatically, at the election of the Committee, or at the election of the Participant, and whether to create trusts and deposit Stock or other property therein;

                           (viii)   to prescribe the form of each Award
         Agreement, which need not be identical for each Participant;

                           (ix) to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

                           (x) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder; and

                           (xi) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Other provisions of the Plan notwithstanding, the Board may perform any function of the Committee under the Plan, including without limitation for the purpose of ensuring that transactions under the Plan by Participants who are then subject to Section 16 of the Exchange Act in respect of the Company are exempt under Rule 16b-3. In any case in which the Board is performing a function of the Committee under the Plan, each reference to the Committee herein shall be deemed to refer to the Board.


                  (b) MANNER OF EXERCISE OF COMMITTEE AUTHORITY. At any time that a member of the Committee is not a Non-Employee Director as defined in Rule 16b-3, any action of the Committee relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more members who are Non-Employee Directors, or (ii) by the Committee but with each such member who is not a Non-Employee Director abstaining or recusing himself or herself from such action; provided, however, that, upon such abstention


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or recusal, the Committee remains composed solely of two or more members who are
Non-Employee Directors. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-qualifying member(s), shall be the action of the Committee for purposes of the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, Subsidiaries, Affiliates, Participants, any person claiming any rights under the Plan from or through any Participant, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Subsidiary the authority, subject to such terms as the Committee shall determine, to perform administrative functions and such other functions as the Committee may determine, to the extent permitted under applicable law, and in the case of a Participant then subject to Section 16 of the Exchange Act with respect to the Company, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1).

                  (c) Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any Subsidiary or Affiliate, the Company's independent certified public accountants, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company or its Subsidiaries acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

         4.       ELIGIBILITY.

                  (a) Generally. Executive officers, officers, directors and employees of the Company, including employees of the Company's Subsidiaries and Affiliates who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or its Subsidiaries are eligible to be granted Awards under the Plan.

                  (b) ANNUAL PER-PERSON LIMITATION. Subject to adjustment as hereinafter provided in Sections 5(a) and 5(d), in each calendar year during any part of which the Plan is in effect, a Participant may be granted Stock Options relating to no more than 95,000 shares of Stock.

         5.       STOCK SUBJECT TO THE PLAN; ADJUSTMENT.

                  (a) NUMBER OF SHARES. Subject to adjustment as hereinafter provided, the number of shares of Common Stock for which Options may be granted under the Plan shall be 400,000, and the number of shares of Common Stock which may be issued in connection with Stock Bonuses, Stock Awards, Restricted Stock and Restricted Stock Units in lieu of cash or other Stock-Based Awards shall be 150,000, provided however that to the extent that the total number of shares of Common Stock does not exceed 550,000 the Committee may reallocate the split between the number of shares of Common Stock for which Options may be granted and the number of shares of Common Stock which may be issued in connection with Stock Bonuses, Stock Awards, Restricted Stock and Restricted Stock Units in lieu of cash or other Stock-Based Awards. Additionally, subject to adjustment as hereinafter provided the number of shares of Noncumulative Convertible Preferred Stock, Series B for which Options may be granted and which may be issued in connection with Stock Bonuses, Stock Awards, Restricted Stock and Restricted Stock Units in lieu of cash or other Stock-Based Awards shall be 100,000.

                  (b) MANNER OF COUNTING SHARES. If any shares subject to an Award are forfeited, cancelled, exchanged, or surrendered or such Award otherwise terminates without a distribution of shares to the Participant such number of shares will again be available for Awards under the Plan. The Committee may make determinations and

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adopt regulations for the counting of shares relating to any Awards to ensure appropriate counting, avoid double counting (in the case of tandem or substitute awards), and provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connection with such Award.

                  (c) TYPE OF SHARES DISTRIBUTABLE. Any shares of Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued shares or treasury shares, including shares acquired by purchase in the open market or in private transactions.


                  (d) ADJUSTMENTS. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property) which is special, large, and non-recurring, recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems appropriate and, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may thereafter be issued in connection with Awards, (ii) the number of and kind of shares of Stock issued or issuable in respect of outstanding Awards or, if deemed appropriate, make provisions for payment of cash or other property with respect to any outstanding Award, (iii) the per-person limit, number and kind of shares subject to Options which may be granted pursuant to
Section 4(b) and (iv) the exercise price, grant price, or purchase price relating to any Award; provided, however, in each case that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(h) of the Code, unless the Committee determines otherwise. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria and performance objectives included in Awards, in recognition of unusual or non-recurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company or any Subsidiary, or business unit, or the financial statements thereof, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations, or business conditions or in view of the Committee's assessment of the business strategy of the Company, a Subsidiary, or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant.


         6.       SPECIFIC TERMS OF AWARDS.

                  (a) GENERAL. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms regarding forfeiture of Awards or continued exercisability of Awards in the event of termination of employment by the Participant.

                  (b) OPTIONS. The Committee is authorized to grant Options to Participants on the following terms and conditions:

                           (i) EXERCISE PRICE. Unless otherwise required by applicable law, the exercise price per share of Stock purchasable under an Option shall be determined by the Committee; provided, however, that, except as provided in Section 7(a), such exercise price shall be not less than the Fair Market Value of a share on the date of grant of such Option.

                           (ii) TIME AND METHOD OF EXERCISE. The Committee shall determine at the date of grant or thereafter the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards, notes or other property, and the methods by which Stock will be delivered or deemed to be delivered to Participants (including, without limitation, deferral of delivery of shares under a deferral arrangement).

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                           (iii) ISOs. The terms of any ISO granted under the
         Plan shall comply in all respects with the provisions of Section 422 of the Code.

                  (c) RESTRICTED STOCK. The Committee is authorized to grant Restricted Stock or Restricted Stock Units ("RSU") to Participants on the following terms and conditions:


                  (i)      ISSUANCE AND RESTRICTIONS. Restricted Stock and
RSU shall be subject to such restrictions on transferability and other restrictions, if any, as the committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstance, in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the Award Agreement relating to the Restricted Stock or RSU, a Participant granted Restricted Stock or RSU shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

                           (II)     FORFEITURE.  Except as otherwise determined
by the Committee, at the date of grant or thereafter, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock or RSU, and any accrued but unpaid dividend(s) that is or are then subject to a risk of forfeiture shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock or RSU will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

                           (iii)    CERTIFICATES FOR STOCK.  Restricted Stock or
RSU granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, the Company shall retain physical possession of the certificate, and the Company may require the Participant to deliver a stock power, endorsed in blank, relating to the Restricted Stock.
Upon expiration of the deferral period specified for RSU by the Committee (or, if permitted by the Committee, as elected by the participant) the stock underlying such RSU shall be delivered.

                           (iv)     DIVIDENDS.  Dividends paid on Restricted
Stock or RSU shall be either paid at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred or the amount or value thereof automatically reinvested in additional Restricted Stock, RSU, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock or RSU with respect to which such Stock or other property has been distributed.

                  (d) STOCK BONUSES AND STOCK AWARDS IN LIEU OF CASH AWARDS. The Committee is authorized to grant Stock as a bonus, or to grant other Awards, in lieu of Company commitments to pay cash under other plans or compensatory arrangements. Stock or Awards granted hereunder shall have such other terms as shall be determined by the Committee.

                  (e) OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or other securities, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, rights convertible or exchangeable into Stock or such securities, purchase rights for Stock or such other securities, and Awards with value or payment contingent upon performance of the Company, or a Subsidiary, or upon any other factor or performance condition designated by the Committee. The Committee is authorized to make cash awards pursuant to this
Section 6(f) as an element of or supplement to any other Award under the Plan.

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         7.       CERTAIN PROVISIONS APPLICABLE TO AWARDS.


                  (a) Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in exchange or substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company, any Subsidiary or Affiliate, or any business entity to be acquired by the Company or a Subsidiary or Affiliate, or any other right of a Participant to receive payment from the Company or any Subsidiary or Affiliate. Awards may be granted in addition to or in tandem with such other Awards or awards and may be granted either as of the same time as or a different time from the grant of such other Awards or awards. The per share exercise price of any Option, or purchase price of any other Award conferring a right to purchase Stock which is granted, in connection with the substitution of awards granted under any other plan of the Company or any Subsidiary or Affiliate or any business entity to be acquired by the Company or any Subsidiary or Affiliate, shall be determined by the Committee, in its discretion.

                  (b) TERMS OF AWARDS. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any ISO exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

                  (c) FORM OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The Committee may make rules relating the installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments.

                  (d)      RULE 16B-3 COMPLIANCE.

                           (i) SIX-MONTH HOLDING PERIOD. Unless a Participant could otherwise dispose of equity securities, including derivative securities, acquired under the Plan without incurring liability under
         Section 16(b) of the Exchange Act, equity securities acquired under the Plan must be held for a period of six months following the date of such acquisition, provided that this condition shall be satisfied with respect to a derivative security if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.

                           (ii) OTHER COMPLIANCE PROVISIONS. With respect to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company, the Committee shall implement transactions under the Plan and administer the Plan in a manner that will ensure that each transaction by such a Participant is exempt from liability under Rule 16b-3, except that such a Participant may be permitted to engage in a non-exempt transaction under the Plan if written notice has been given to the Participant regarding the non-exempt nature of such transaction. Unless otherwise specified by the Participant, equity securities, including derivative securities, acquired under the Plan which are disposed of by a Participant shall be deemed to be disposed of in the order acquired by the Participant.

         8.       CHANGE IN CONTROL PROVISIONS.

                  (a) ACCELERATION UPON CHANGE IN CONTROL. In the event of a "Change in Control," as defined in this Section:

                           (i)      any Award carrying a right to exercise that
was not previously exercisable and vested shall become fully exercisable and vested; and

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                           (ii) the restrictions, deferral limitations, and
         forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested, and any performance conditions imposed with respect to Awards shall be deemed to be fully achieved.; provided, however, that, the Board may determine, by entry of a resolution prior to the occurrence of a Change in Control, that a Change in Control will not result in some or all of the consequences specified in (i) or (ii) or will not result in such consequences for specified Participants.

                  (b) "CHANGE IN CONTROL" DEFINED. For purposes of the Plan, a "Change in Control" shall have occurred if:

                           (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or any person or group of persons who as of the date of approval of this Plan by the Board of Directors of the Company owns, directly or indirectly 10% or more of the combined voting power of the securities of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding voting securities;

                           (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than
         (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquired 50% or more of the combined voting power of the Company's then outstanding securities; or

                           (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

         9.       GENERAL PROVISIONS.

                  (a) COMPLIANCE WITH LEGAL AND EXCHANGE REQUIREMENTS. The Company shall not be obligated to take any action under the Plan and any Award Agreement, unless and until it is satisfied that all applicable federal and state laws, rules and regulations, and approvals by any regulatory or governmental agency have been complied with or obtained. The Company, in its discretion, may postpone the issuance or delivery of Stock under any Award until completion of such stock exchange listing or registration or qualification of such Stock or other required action under any state, federal or foreign law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules and regulations.

                  (b) NONTRANSFERABILILTY. Except as otherwise provided in this
Section 9(b), Awards shall not be transferable by a Participant other than by will or the laws of descent and distribution or pursuant to a designation of a Beneficiary, and Awards shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative. In addition, except as otherwise provided in this Section 9(b), no rights under the Plan may be pledged, mortgaged, hypothecated, or otherwise encumbered, or subject to the claims of creditors. The foregoing notwithstanding, the Committee may, in its sole discretion, provide that Awards (or rights or interests therein) other than ISOs shall be transferable, including but not limited to permitting transfers to a Participant's immediate family members (i.e., spouse, children, or grandchildren, as well as the Participant), to trusts for the

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benefit of such family members or other transfers deemed by the Committee to be not inconsistent with the purposes of the Plan.


                  (c) NO RIGHT TO CONTINUED EMPLOYMENT. Neither the Plan nor any action taken thereunder shall be construed as giving any Participant the right to be retained in the employ or service of the Company or any of its Subsidiaries or Affiliates, nor shall it interfere in any way with the right of the Company or any of its Subsidiaries or Affiliates to terminate any Participant's employment or services at any time.


                  (d) TAXES. The Company or any Subsidiary or Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

                  (e) CHANGES TO THE PLAN AND AWARDS. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's stockholders within one year after such Board action if such stockholder approval is required by any federal law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuations, or termination oft he Plan may materially adversely affect the rights of such Participant under any Award theretofore granted to him or her. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate any Award theretofore granted and any Award Agreement relating thereto: provided, however, that, without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may materially adversely affect the rights of such Participant under such Awards. Following the occurrence of a Change in Control, the Board may not terminate this Plan or amend this Plan in any manner adverse to Participants.

                  (f) NO RIGHT TO AWARDS; NO STOCKHOLDER RIGHTS. No Participant or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred to the Participant in accordance with the terms of the Award.

                  (g) UNFUNDED STATUS OF AWARDS AND TRUSTS. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Stock, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. If an to the extent authorized by the Committee, the Company may deposit into such a trust Stock or other assets for delivery to the Participant in satisfaction of the Company's obligations under any Award. If so provided by the Committee, upon such a deposit of Stock or other assets for the benefit of a Participant, there shall be substituted for the rights of the Participant to receive delivery of Stock and other payments under the Plan a right to receive the assets of the trust (to the extent that the deposited Stock or other assets represented the full amount of the Company's obligation under the Award at the date of deposit). The trustee of the trust may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

                  (h) NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and other awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

                  (i) NO FRACTIONAL SHARES. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

                  (j) GOVERNING LAW. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws of the state of Florida, without giving effect to principles of conflicts of laws, and applicable federal law.


                  (k) EFFECTIVE DATE AND APPROVAL DATE; PLAN TERMINATION. The Plan shall become effective upon approval by the Board of Directors (the "Effective Date"), provided, however, that the Plan shall be subject to the subsequent approval by the affirmative votes of the holders of a majority of voting securities present in person or represented by proxy, and entitled to vote on the subject matter, at a meeting of Company stockholders duly held in accordance with the Florida Corporation Code, or any adjournment thereof in accordance with applicable provisions of the Florida Corporation Code, such stockholder approval to be obtained not later than one year after the Effective Date (the "Approval Date"). Any Awards granted under the Plan prior to such approval of stockholders shall be subject to such approval and in the absence of such approval, such Awards shall be null and void. Unless earlier terminated by the Board, the Plan will terminate at such time as the Company has no further obligations with respect to any Award granted under the Plan; provided, however, that ISOs may not be granted later than 10 years after the Effective Date..


                  (l) TITLE AND HEADINGS. The titles and headings of the sections in the Plan are for convenience of reference only. In the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

                                    EXHIBIT B

         AMENDMENTS TO APPENDIX F AND APPENDIX G OF ARTICLES OF INCORPORATION OF BANKUNITED FINANCIAL CORPORATION

         Section 2(g) of the Statement of Designation of the 8% Noncumulative Convertible Preferred Stock, Series 1993 currently provides:

                  "(g) The Corporation, directly or indirectly, shall not purchase or otherwise acquire any shares of the Series 1993 Preferred Stock; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of the Series 1993 Preferred Stock pursuant to a purchase or exchange offer made on the same terms to all holders of all outstanding shares of the Series 1993 Preferred Stock or pursuant to the exercise of the conversion right provided in Section 3 hereof."

         Section 2(g) of the Statement of Designation of the 9% Perpetual Preferred Stock currently provides:

                  "(g) The Corporation, directly or indirectly, shall not purchase or otherwise acquire any shares of the Perpetual Preferred Stock; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of the Perpetual Preferred Stock pursuant to a purchase or exchange offer made on the same terms to all holders of all outstanding shares of the Perpetual Preferred Stock."


                        BANKUNITED FINANCIAL CORPORATION
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         THE UNDERSIGNED HEREBY APPOINTS ALFRED R. CAMNER AND LAWRENCE H. BLUM
OR ANY ONE OF THEM WITH FULL POWER OF SUBSTITUTION, PROXIES TO VOTE AT THE
ANNUAL MEETING OF STOCKHOLDERS OF BANKUNITED FINANCIAL CORPORATION (THE
"COMPANY") TO BE HELD ON FEBRUARY 26, 1997 AT 11:00 A.M., LOCAL TIME, AND AT ANY
ADJOURNMENT THEREOF, HEREBY REVOKING ANY PROXIES HERETOFORE GIVEN, TO VOTE ALL
SHARES OF CLASS A COMMON STOCK OF THE COMPANY HELD OR OWNED BY THE UNDERSIGNED
AS DIRECTED ON THE REVERSE SIDE OF THIS PROXY CARD, AND IN THEIR DISCRETION UPON
SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

                      (TO BE SIGNED ON REVERSE SIDE)            SEE REVERSE
                                                                  SIDE

[X]      PLEASE MARK YOUR
         VOTES AS IN THIS
         EXAMPLE.

1.       ELECTION OF DIRECTORS
            NOMINEES:      A.   CLASS I                      FOR      AGAINST
                                  MARC D. JACOBSON           [_]        [_]
                                  ALBERT J. FINCH
                                  MARC LIPSITZ
                                  NEIL MESSINGER, M.D.
                                  ANNE W. SOLLOWAY

                           B.   CLASS II                     FOR     AGAINST
                                  ELIA J. GIUSTI             [_]       [_]

                           C.   CLASS III                    FOR  AGAINST
                                  NORMAN E. MAINS            [_]       [_]
                                  IRVING P. COHEN
                                  BRUCE FRIESNER

                                  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                                  NOMINEE, WRITE FULL NAME OF NOMINEE ON
                                  THE LINE BELOW:----------------------------
                                  -------------------------------------------
                                  -------------------------------------------

2.       APPROVAL OF 1996 INCENTIVE                  FOR  AGAINST  ABSTAIN     PLEASE MARK, SIGN, DATE AND RETURN THIS
         COMPENSATION AND STOCK                      [_]    [_]      [_]       PROXY CARD PROMPTLY, USING THE ENCLOSED
         AWARD PLAN                                                            ENVELOPE.

3.       AMENDMENT TO ARTICLES OF                    FOR  AGAINST  ABSTAIN     THIS PROXY IS REVOCABLE AND WHEN
         INCORPORATION                               [_]    [_]      [_]       PROPERLY EXECUTED WILL BE VOTED IN THE
                                                                               MANNER DIRECTED BY THE UNDERSIGNED
                                                                               SHAREHOLDER, UNLESS CONTRARY
                                                                               DIRECTION IS GIVEN, THIS PROXY
                                                                               WILL BE VOTED "FOR" THE
                                                                               PROPOSALS.


SIGNATURE_______________ DATE__________  SIGNATURE______________ DATE__________
                                           SIGNATURE IF HELD JOINTLY

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEARS HEREON. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE.


                        BANKUNITED FINANCIAL CORPORATION
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         THE UNDERSIGNED HEREBY APPOINTS ALFRED R. CAMNER AND LAWRENCE H. BLUM
OR ANY ONE OF THEM WITH FULL POWER OF SUBSTITUTION, PROXIES TO VOTE AT THE
ANNUAL MEETING OF STOCKHOLDERS OF BANKUNITED FINANCIAL CORPORATION (THE
"COMPANY") TO BE HELD ON FEBRUARY 26, 1997 AT 11:00 A.M., LOCAL TIME, AND AT ANY
ADJOURNMENT THEREOF, HEREBY REVOKING ANY PROXIES HERETOFORE GIVEN, TO VOTE ALL
SHARES OF CLASS B COMMON STOCK OF THE COMPANY HELD OR OWNED BY THE UNDERSIGNED
AS DIRECTED ON THE REVERSE SIDE OF THIS PROXY CARD, AND IN THEIR DISCRETION UPON
SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

                   (TO BE SIGNED ON REVERSE SIDE)                 SEE REVERSE
                                                                    SIDE

[X]      PLEASE MARK YOUR
         VOTES AS IN THIS
         EXAMPLE.

1.       ELECTION OF DIRECTORS
            NOMINEES:      A.   CLASS I                      FOR  AGAINST
                                  MARC D. JACOBSON           [_]    [_]
                                  ALBERT J. FINCH
                                  MARC LIPSITZ
                                  NEIL MESSINGER, M.D.
                                  ANNE W. SOLLOWAY

                           B.   CLASS II                     FOR  AGAINST
                                  ELIA J. GIUSTI             [_]    [_]

                           C.   CLASS III                    FOR  AGAINST
                                  NORMAN E. MAINS            |_|    |_|
                                  IRVING P. COHEN
                                  BRUCE FRIESNER

                                  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                                  NOMINEE, WRITE FULL NAME OF NOMINEE ON
                                  THE LINE BELOW:----------------------------
                                  -------------------------------------------
                                  -------------------------------------------
2.       APPROVAL OF 1996 INCENTIVE                  FOR  AGAINST  ABSTAIN     PLEASE MARK, SIGN, DATE AND RETURN THIS
         COMPENSATION AND STOCK                      [_]    [_]      [_]       PROXY CARD PROMPTLY, USING THE ENCLOSED
         AWARD PLAN                                                            ENVELOPE.

3.       AMENDMENT TO ARTICLES OF                    FOR  AGAINST  ABSTAIN     THIS PROXY IS REVOCABLE AND WHEN
         INCORPORATION                               [_]    [_]      [_]       PROPERLY EXECUTED WILL BE VOTED IN THE
                                                                               MANNER DIRECTED BY THE UNDERSIGNED
                                                                               SHAREHOLDER, UNLESS CONTRARY
                                                                               DIRECTION IS GIVEN, THIS PROXY
                                                                               WILL BE VOTED "FOR" THE
                                                                               PROPOSALS.


SIGNATURE_______________ DATE__________  SIGNATURE______________ DATE__________
                                           SIGNATURE IF HELD JOINTLY

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEARS HEREON. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE.



                        BANKUNITED FINANCIAL CORPORATION
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         THE UNDERSIGNED HEREBY APPOINTS ALFRED R. CAMNER AND LAWRENCE H. BLUM
OR ANY ONE OF THEM WITH FULL POWER OF SUBSTITUTION, PROXIES TO VOTE AT THE
ANNUAL MEETING OF STOCKHOLDERS OF BANKUNITED FINANCIAL CORPORATION (THE
"COMPANY") TO BE HELD ON FEBRUARY 26, 1997 AT 11:00 A.M., LOCAL TIME, AND AT ANY
ADJOURNMENT THEREOF, HEREBY REVOKING ANY PROXIES HERETOFORE GIVEN, TO VOTE ALL
SHARES OF NONCUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES B OF THE COMPANY
HELD OR OWNED BY THE UNDERSIGNED AS DIRECTED ON THE REVERSE SIDE OF THIS PROXY
CARD, AND IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE
MEETING.

                      (TO BE SIGNED ON REVERSE SIDE)               SEE REVERSE
                                                                     SIDE

[X]      PLEASE MARK YOUR
         VOTES AS IN THIS
         EXAMPLE.

1.       ELECTION OF DIRECTORS
            NOMINEES:      A.   CLASS I                      FOR  AGAINST
                                  MARC D. JACOBSON           [_]   [_]
                                  ALBERT J. FINCH
                                  MARC LIPSITZ
                                  NEIL MESSINGER, M.D.
                                  ANNE W. SOLLOWAY

                           B.   CLASS II                     FOR  AGAINST
                                  ELIA J. GIUSTI             [_]   [_]

                           C.   CLASS III                    FOR  AGAINST
                                  NORMAN E. MAINS            [_]   [_]
                                  IRVING P. COHEN
                                  BRUCE FRIESNER

                                TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                                  NOMINEE, WRITE FULL NAME OF NOMINEE ON
                                  THE LINE BELOW:----------------------------
                                  -------------------------------------------
                                  -------------------------------------------
2.       APPROVAL OF 1996 INCENTIVE                  FOR  AGAINST  ABSTAIN     PLEASE MARK, SIGN, DATE AND RETURN THIS
         COMPENSATION AND STOCK                      [_]    [_]      [_]       PROXY CARD PROMPTLY, USING THE ENCLOSED
         AWARD PLAN                                                            ENVELOPE.

3.       AMENDMENT TO ARTICLES OF                    FOR  AGAINST  ABSTAIN     THIS PROXY IS REVOCABLE AND WHEN
         INCORPORATION                               [_]    [_]      [_]       PROPERLY EXECUTED WILL BE VOTED IN THE
                                                                               MANNER DIRECTED BY THE UNDERSIGNED
                                                                               SHAREHOLDER, UNLESS CONTRARY
                                                                               DIRECTION IS GIVEN, THIS PROXY
                                                                               WILL BE VOTED "FOR" THE
                                                                               PROPOSALS.


SIGNATURE_______________ DATE__________  SIGNATURE______________ DATE__________
                                           SIGNATURE IF HELD JOINTLY

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEARS HEREON. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE.



                        BANKUNITED FINANCIAL CORPORATION
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         THE UNDERSIGNED HEREBY APPOINTS ALFRED R. CAMNER AND LAWRENCE H. BLUM
OR ANY ONE OF THEM WITH FULL POWER OF SUBSTITUTION, PROXIES TO VOTE AT THE
ANNUAL MEETING OF STOCKHOLDERS OF BANKUNITED FINANCIAL CORPORATION (THE
"COMPANY") TO BE HELD ON FEBRUARY 26, 1997 AT 11:00 A.M., LOCAL TIME, AND AT ANY
ADJOURNMENT THEREOF, HEREBY REVOKING ANY PROXIES HERETOFORE GIVEN, TO VOTE ALL
SHARES OF 8% NONCUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES 1993 OF THE
COMPANY HELD OR OWNED BY THE UNDERSIGNED AS DIRECTED ON THE REVERSE SIDE OF THIS
PROXY CARD, AND IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY COME BEFORE
THE MEETING.

                      (TO BE SIGNED ON REVERSE SIDE)            SEE REVERSE
                                                                  SIDE

[X]      PLEASE MARK YOUR
         VOTES AS IN THIS
         EXAMPLE.

1.       AMENDMENT TO ARTICLES OF                    FOR  AGAINST  ABSTAIN     PLEASE MARK, SIGN, DATE AND RETURN THIS
         INCORPORATION                               [_]    [_]      [_]       PROXY CARD PROMPTLY, USING THE ENCLOSED
                                                                               ENVELOPE.

                                                                               THIS PROXY IS REVOCABLE AND WHEN
                                                                               PROPERLY EXECUTED WILL BE VOTED IN THE
                                                                               MANNER DIRECTED BY THE UNDERSIGNED
                                                                               SHAREHOLDER, UNLESS CONTRARY
                                                                               DIRECTION IS GIVEN, THIS PROXY
                                                                               WILL BE VOTED "FOR" THE
                                                                               PROPOSALS.


SIGNATURE_______________ DATE__________  SIGNATURE______________ DATE__________
                                           SIGNATURE IF HELD JOINTLY

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEARS HEREON. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE.



                        BANKUNITED FINANCIAL CORPORATION
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         THE UNDERSIGNED HEREBY APPOINTS ALFRED R. CAMNER AND LAWRENCE H. BLUM
OR ANY ONE OF THEM WITH FULL POWER OF SUBSTITUTION, PROXIES TO VOTE AT THE
ANNUAL MEETING OF STOCKHOLDERS OF BANKUNITED FINANCIAL CORPORATION (THE
"COMPANY") TO BE HELD ON FEBRUARY 26, 1997 AT 11:00 A.M., LOCAL TIME, AND AT ANY
ADJOURNMENT THEREOF, HEREBY REVOKING ANY PROXIES HERETOFORE GIVEN, TO VOTE ALL
SHARES OF 9% NONCUMULATIVE PERPETUAL PREFERRED STOCK OF THE COMPANY HELD OR
OWNED BY THE UNDERSIGNED AS DIRECTED ON THE REVERSE SIDE OF THIS PROXY CARD, AND
IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

                      (TO BE SIGNED ON REVERSE SIDE)               SEE REVERSE
                                                                     SIDE

[X]      PLEASE MARK YOUR
         VOTES AS IN THIS
         EXAMPLE.

1.       AMENDMENT TO ARTICLES OF                    FOR  AGAINST  ABSTAIN     PLEASE MARK, SIGN, DATE AND RETURN THIS
         INCORPORATION                               [_]    [_]      [_]       PROXY CARD PROMPTLY, USING THE ENCLOSED
                                                                               ENVELOPE.

                                                                               THIS PROXY IS REVOCABLE AND WHEN
                                                                               PROPERLY EXECUTED WILL BE VOTED IN THE
                                                                               MANNER DIRECTED BY THE UNDERSIGNED
                                                                               SHAREHOLDER, UNLESS CONTRARY
                                                                               DIRECTION IS GIVEN, THIS PROXY
                                                                               WILL BE VOTED "FOR" THE
                                                                               PROPOSALS.


SIGNATURE_______________ DATE__________  SIGNATURE______________ DATE__________
                                           SIGNATURE IF HELD JOINTLY

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEARS HEREON. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE.